AMERINDO FUNDS INC.

AMERINDO TECHNOLOGY FUND

One Freedom Valley Drive

Oaks, PA 19456

(888)-832-4386

Special Meeting of Shareholders to be held October 14, 2005

Dear Shareholder:

Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE AMERINDO TECHNOLOGY FUND, a series of Amerindo Funds Inc. (“Company”), will be held on Friday, October 14, 2005, at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Company, at 599 Lexington Avenue, New York, New York 10022, at 3:00 p.m., Eastern time (“Meeting”).

At the Meeting, shareholders of the Amerindo Technology Fund (“Amerindo Fund”) are being asked to consider:

1(A). A proposal that the Amerindo Fund be reorganized with and into the Munder Internet Fund (“Munder Fund”), a series of Munder Series Trust, and that the Amerindo Fund subsequently liquidate (collectively, the “Reorganization”), and the Company liquidate, deregister and dissolve following the completion of the Reorganization;

1(B). A proposal to liquidate the Amerindo Fund and the Company and deregister and dissolve the Company if the Reorganization is approved but does NOT take place;

2. A proposal to approve an Investment Advisory Agreement between the Company, on behalf of the Amerindo Fund, and Munder Capital Management (“MCM”); and

3. Any other business that may properly come before the Meeting.

If shareholders of the Amerindo Fund approve the Reorganization Agreement described in the accompanying materials, all of the assets of the Amerindo Fund will be transferred to the Munder Fund in exchange for Class A shares of the Munder Fund having an aggregate value equal to the net asset value of Amerindo Fund and the assumption by the Munder Fund of all of the known liabilities of the Amerindo Fund. The Amerindo Fund will then distribute pro rata to its shareholders the portion of the shares of the Munder Fund to which each such shareholder is entitled in complete liquidation of the Amerindo Fund and the liquidation, deregistration and dissolution of the Company following the Reorganization.

The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. Management strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.

The members of the Board of Directors of the Company who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”)) of the Amerindo Fund and who are not affiliated persons (as defined in Section 2(a)(3) of the 1940 Act) of the Amerindo Fund’s former investment adviser (“Independent Directors”) believe that shareholders of the Amerindo Fund will benefit from each of the proposals.

With respect to Proposal 1(A), the Independent Directors believe that the completion of the proposed Reorganization will enable shareholders of the Amerindo Fund to benefit from the following facts: (1) the investment expertise of MCM, the current interim investment adviser for the Amerindo Fund, in managing assets that are substantially similar to those held by the Amerindo Fund and (2) the large asset base of the Munder Fund (which will permit the fixed and relatively fixed costs of the Amerindo Fund to be spread over that larger asset base) that will result in a significant reduction in the per share expenses currently paid by shareholders of the Amerindo Fund.

If the Reorganization is approved by shareholders, the Amerindo Fund will be combined with the Munder Fund and, if you are a shareholder of the Amerindo Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Munder Fund and (2) receive Class A shares of the Munder Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Amerindo Fund immediately prior to the closing of the Reorganization. No sales charges will be imposed on Amerindo Fund shares participating in the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. THE INDEPENDENT DIRECTORS STRONGLY URGE SHAREHOLDERS TO VOTE FOR APPROVAL OF PROPOSAL 1(A). Detailed information about the proposed Reorganization and the reasons for shareholders to approve Proposal 1(A) are contained in the enclosed proxy solicitation materials.

Shareholders are also being asked to separately approve the liquidation of the Amerindo Fund and the Company and the deregistration and dissolution of the Company if the Reorganization is approved by shareholders but does NOT take place. THE INDEPENDENT DIRECTORS STRONGLY URGE SHAREHOLDERS TO VOTE FOR APPROVAL OF PROPOSAL 1(B).

The investment objective of the Amerindo Fund is to seek long-term capital appreciation. Current income is incidental to the Amerindo Fund’s investment objective. The investment objective of the Munder Fund is to provide long-term capital appreciation. The Amerindo Fund and the Munder Fund currently have a common investment adviser, MCM. MCM currently serves as the interim investment adviser to the Amerindo Fund pursuant to an Interim Investment Advisory Agreement between the Company, on behalf of the Amerindo Fund, and MCM. At the Meeting, as indicated in Proposal 2, shareholders of the Amerindo Fund are being asked to approve a new Investment Advisory Agreement between the Company and MCM that would permit MCM to continue to serve as the investment adviser to the Amerindo Fund after October 28, 2005 (the expiration date of the Interim Investment Advisory Agreement) if either the Amerindo Fund

ii

shareholders do not approve the Reorganization or the closing of the Reorganization is delayed for any reason until after October 28, 2005. THE INDEPENDENT DIRECTORS STRONGLY URGE SHAREHOLDERS TO VOTE FOR APPROVAL OF PROPOSAL 2. Detailed information about the proposed new Investment Advisory Agreement and the reasons for shareholders to approve Proposal 2 are contained in the enclosed proxy solicitation materials.

The Independent Directors strongly urge you to vote FOR each Proposal.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than the close of business on October 13, 2005.

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:		To vote by Internet:
(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call (888) 832-4386.

Sincerely,

/s/ Dana E. Smith
Dana E. Smith
Acting President
Amerindo Funds Inc.

iii

AMERINDO FUNDS INC.

AMERINDO TECHNOLOGY FUND

One Freedom Valley Drive

Oaks, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 14, 2005

To the Shareholders of

Amerindo Technology Fund

of Amerindo Funds Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Amerindo Technology Fund (“Amerindo Fund”), a series of Amerindo Funds Inc. (“Company”), will be held at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Company, at 599 Lexington Avenue, New York, New York 10022, on Friday, October 14, 2005, at 3:00 p.m., Eastern time, for the following purposes:

(1)(A)	To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Amerindo Fund by the Munder Internet Fund (“Munder Fund”), a series of Munder Series Trust, in exchange for Class A shares of the Munder Fund and the assumption of all known liabilities of the Amerindo Fund by the Munder Fund, the subsequent liquidation of the Amerindo Fund (collectively, the “Reorganization”), and the liquidation, deregistration and dissolution of the Company following the Reorganization;

(1)(B)	To liquidate the Amerindo Fund and the Company and deregister and dissolve the Company if the Reorganization is approved by shareholders but does NOT take place;

(2)	To approve or disapprove an Investment Advisory Agreement between the Company, on behalf of the Amerindo Fund, and Munder Capital Management; and

(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on August 15, 2005.

EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Dana E. Smith
Dana E. Smith
Acting President
Amerindo Funds Inc.

August 30, 2005

5

PROXY STATEMENT/PROSPECTUS DATED AUGUST 30, 2005

AMERINDO FUNDS INC.

AMERINDO TECHNOLOGY FUND

One Freedom Valley Drive

Oaks, PA 19456

(888) 832-4386

Special Meeting of Shareholders of Amerindo Technology Fund

to be held October 14, 2005

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Independent Directors of the Amerindo Technology Fund (“Amerindo Fund”), a series of Amerindo Funds Inc. (“Company”), for a Special Meeting of Shareholders of the Amerindo Fund (“Meeting”). The Meeting will be held on Friday, October 14, 2005, at 3:00 p.m., Eastern time, at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Company, at 599 Lexington Avenue, New York, New York 10022.

At the Meeting, shareholders of the Amerindo Fund will be asked to consider and act upon the following proposals:

(1)(A)	To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of all of the assets of the Amerindo Fund by the Munder Internet Fund (“Munder Fund”), a series of Munder Series Trust, in exchange for Class A shares of the Munder Fund and the assumption of all known liabilities of the Amerindo Fund by the Munder Fund, the subsequent liquidation of the Amerindo Fund (collectively, the “Reorganization”), and the liquidation, deregistration and dissolution of the Company following the Reorganization;

(1)(B)	To liquidate the Amerindo Fund and the Company and deregister and dissolve the Company if the Reorganization is approved by shareholders but does NOT take place;

(2)	To approve or disapprove an Investment Advisory Agreement between the Company, on behalf of the Amerindo Fund, and Munder Capital Management (“MCM”); and

(3)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For the purposes of this Proxy Statement/Prospectus, the “Independent Directors” shall mean the members of the Board of Directors of the Company who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”)) of the Amerindo Fund and

who are not affiliated persons (as defined in Section 2(a)(3) of the 1940 Act) of the Amerindo Fund’s former investment adviser. This Proxy Statement/Prospectus is being circulated for your approval by the Independent Directors of the Amerindo Fund after careful deliberation of its terms and recommendation. Dr. Gary Tanaka, who resigned from the Board of Directors effective July 22, 2005, did not take part in deliberations in regard to any of the matters contemplated by this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus is soliciting shareholders of the Amerindo Fund to approve (i) an Agreement and Plan of Reorganization (“Reorganization Agreement”) and (ii) the liquidation, deregistration and dissolution of the Company in the event that either (a) the Reorganization Agreement is approved by shareholders and the Reorganization is completed, or (b) the Reorganization Agreement is approved by shareholders but the Reorganization does not take place because of the failure of the Amerindo Fund or the Munder Fund or both to satisfy all necessary conditions, representations or warranties specified in the Reorganization Agreement or by mutual written agreement of the parties. Each of the other proposals is included in these materials in order to solicit shareholder approval of certain other matters necessary for the continuing operation of the Amerindo Fund in the event that the Reorganization Agreement is not approved or the Reorganization is not competed until after October 28, 2005.

The Reorganization Agreement contemplates the transfer of all of the assets of the Amerindo Fund to the Munder Fund in exchange for Class A shares of the Munder Fund having an aggregate value equal to the net asset value of Amerindo Fund and the assumption by the Munder Fund of all of the known liabilities of the Amerindo Fund. The Amerindo Fund would then distribute to its shareholders the pro rata portion of the Class A shares of the Munder Fund to which each such shareholder is entitled, which would result in the liquidation of the Amerindo Fund.

If the Reorganization (Proposal 1(A)) is approved by shareholders and completed, the Company then will be deregistered with the Securities and Exchange Commission (“SEC”) and subsequently dissolved in accordance with the laws of the State of Maryland. However, if the Reorganization is approved by shareholders but is NOT completed because of the failure of the Amerindo Fund or the Munder Fund or both to satisfy all necessary conditions, representations or warranties specified in the Reorganization Agreement or by mutual written agreement of the parties, the Amerindo Fund and the Company will liquidate and the Company will deregister with the SEC and subsequently dissolve in accordance with the laws of the State of Maryland provided shareholders approve Proposal 1(B). If either: (i) the Reorganization is NOT approved by shareholders, or (ii) the Reorganization is approved by shareholders but does NOT take place (for the reasons described in this Proxy Statement/Prospectus) AND Proposal 1(B) is NOT approved by shareholders, the Amerindo Fund and the Munder Fund will continue to operate separately and the Independent Directors will need to take any further steps they deem necessary, appropriate and in the best interests of the Amerindo Fund and its shareholders under the circumstances.

Under the proposed Reorganization Agreement, each shareholder of the Amerindo Fund would be entitled to receive Class A shares of the Munder Fund having an aggregate net asset value equal to the aggregate value of the shares of the Amerindo Fund held by that shareholder, as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Amerindo Fund are being asked, under Proposal 1(A), to approve a Reorganization transaction that will result in them holding Class A shares of the Munder Fund, this Proxy Statement also serves as a Prospectus for the Munder Fund.

If the Reorganization Agreement is approved by shareholders of the Amerindo Fund, holders of Class D shares of the Amerindo Fund will receive Class A shares of the Munder Fund, and no sales charge will be imposed on the Class A shares of the Munder Fund received by Amerindo Fund shareholders. The period you have held Class D shares of the Amerindo Fund prior to the Reorganization will be added to the period you hold Class A shares of the Munder Fund for purposes of determining the applicability of the Munder Fund’s redemption fee. The Munder Fund’s redemption fee applies to redemptions made within 60 days of the purchase of shares of the Munder Fund.

This Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, Amerindo Fund shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances. If the Reorganization is approved by shareholders of the Amerindo Fund but the Reorganization is NOT completed and the Amerindo Fund and the Company are liquidated, such a liquidation would be a taxable event for federal income tax purposes.

While the investment objectives and policies of the Amerindo Fund and the Munder Fund are substantially similar, there are certain differences in investment policies and strategies of the Funds, which are described in Appendix A to this Proxy Statement/Prospectus. The Amerindo Fund is a non-diversified series of the Company. As such, the Amerindo Fund has the ability to take larger positions in a smaller number of issuers. The Amerindo Fund’s investment objective is to seek long-term capital appreciation. Current income is incidental to the Amerindo Fund’s investment objective. The Amerindo Fund pursues its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. For this purpose, technology companies are those companies with business operations in either the technology or science areas. The Munder Fund is a diversified series of Munder Series Trust. The investment objective of the Munder Fund is to provide long-term capital appreciation. The Munder Fund pursues its investment objective by investing at least 80% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet. Because the Munder Fund’s investments tend to be more concentrated within the information technology sector than those of the Amerindo Fund, the Munder Fund may be more volatile than the Amerindo Fund.

MCM currently serves as investment adviser for both the Amerindo Fund and the Munder Fund. MCM serves as the investment adviser for the Amerindo Fund pursuant to an Interim Investment Advisory Agreement that will expire October 28, 2005. At the Meeting, pursuant to Proposal 2, shareholders will be asked to approve a new Investment Advisory Agreement between the Company and MCM, which will be on substantially the same terms as the current Interim Investment Advisory Agreement between the Company and MCM. Information about MCM and the new Investment Advisory Agreement is described in more detail in Proposal 2.

The Independent Directors believe that shareholders of the Amerindo Fund will benefit from each of the proposals. The Independent Directors urge each of the Amerindo Fund shareholders to read each of the proposals carefully and to vote FOR the approval of each proposal.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Munder Fund that a prospective investor should know before investing. A Statement of Additional Information dated August 30, 2005 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy

Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization, call (888) 832-4386, or write the Amerindo Fund at One Freedom Valley Drive, Oaks, PA 19456 and you will be mailed one promptly, free of charge.

The following documents have been filed with the SEC: (i) the Prospectus of the Amerindo Fund (Class D shares) dated February 25, 2005, as supplemented on May 31, 2005, June 6, 2005 and July 21, 2005; (ii) the Prospectus of the Munder Fund (Class A, B, C, R, K and Y shares) dated October 31, 2004, as supplemented on February 3, 2005 and May 18, 2005; (iii) the Statement of Additional Information for the Amerindo Fund dated February 25, 2005, as supplemented May 31, 2005, June 6, 2005 and July 21, 2005; (iv) the Statement of Additional Information for the Munder Fund dated October 31, 2004, as supplemented on November 22, 2004, January 25, 2005, February 3, 2005, April 15, 2005 and May 18, 2005; (v) the Annual Report for the Amerindo Fund (Class D shares) dated October 31, 2004; (vi) the Semi-Annual Report for the Amerindo Fund (Class D shares) dated April 30, 2005; and (vii) the Annual Report for the Munder Fund (Class A, B, C, K, R and Y shares) dated June 30, 2005. Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge for the Amerindo Fund by calling (888) 832-4386 or by writing to the Amerindo Fund at One Freedom Valley Drive, Oaks, PA 19456, or the Munder Fund by calling (800) 468-6337 or by writing to the Munder Funds at 480 Pierce Street, Birmingham, Michigan 48009.

Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction and Exhibit B which is a copy of the proposed Investment Advisory Agreement.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Proposal No. 1

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

Q.	How will the Reorganization affect me?

A.	The assets of the Amerindo Fund will be combined with those of the Munder Fund and the known liabilities of the Amerindo Fund will be assumed by the Munder Fund. Following the Reorganization, you will become a shareholder of the Munder Fund and will receive Class A shares of the Munder Fund that are equal in value to the shares of the Amerindo Fund that you held immediately prior to the closing of the Reorganization. The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders will not recognize any taxable gain or loss as a result of the Reorganization.

Q.	Why is the Reorganization being recommended?

A.	After conducting due diligence regarding the proposed reorganization transaction between the Amerindo Fund and the Munder Fund, the Independent Directors voted to approve the transaction. Before approving the proposed Reorganization, the Independent Directors evaluated the benefits to the shareholders of the Amerindo Fund, including a significant reduction in the per share expenses currently paid by Amerindo Fund shareholders as a result of the Reorganization, the opportunities for increased economies of scale, greater investment and distribution opportunities, and the investment expertise of MCM. After careful consideration, the Independent Directors determined that the Reorganization Agreement is in the best interests of the shareholders of the Amerindo Fund. Through this proxy, they are submitting the proposal for reorganization to you - the shareholders of the Amerindo Fund - for a vote.

Q.	How do the fees paid by the Munder Fund compare to those payable by the Amerindo Fund?

A.	The pro forma total per share operating expenses of the Munder Fund (following the completion of the Reorganization) are expected to be substantially lower than the current per share operating expenses of the Amerindo Fund. Pro forma fee, expense and financial information are included in this Proxy Statement/Prospectus for your reference.

Q.	Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A.	No. The full value of your shares of the Amerindo Fund will be exchanged for Class A shares of Munder Fund without the imposition of any sales load, redemption fee, commission or other transactional fee.

Q.	Who will pay the expenses relating to the Reorganization?

A.	Expenses relating to the Reorganization will be split between the Amerindo Fund and MCM with the Amerindo Fund paying 40% of such expenses and MCM paying 60% of such expenses. Notwithstanding the foregoing, (i) the fees and expenses charged by counsel to MCM shall be borne solely by MCM, (ii) the fees and expenses of counsel to the Company and its Independent Directors shall be borne solely by the Amerindo Fund, and (iii) MCM will not be obligated to pay fees expenses relating to the Reorganization (excluding those of its counsel) in excess of seventy-five thousand dollars ($75,000). In addition, MCM has agreed to contribute $50,000 towards the purchase of a tail insurance policy (i.e., insurance to provide liability coverage for claims made after the completion of the Reorganization and the liquidation, deregistration and dissolution of the Company) for the benefit of the Amerindo Fund and the Independent Directors with a size, terms and conditions reasonably acceptable to MCM and the Munder Fund.

Q.	Who serves as investment adviser and provides other services to the Munder Fund?

A.	MCM, the current investment adviser of the Amerindo Fund, is the investment adviser and administrator for the Munder Fund. PFPC Inc. is the transfer agent and State Street Bank and Trust Company is the custodian and sub-administrator for the Munder Fund. Funds Distributor, Inc. is the distributor of the shares of the Munder Fund.

Q.	Will I have to pay any federal income taxes as a result of the Reorganization?

A.	The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Amerindo Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the Amerindo Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Q.	Will I be able to exchange my shares for shares of other funds in the Munder family of mutual funds?

A.	Yes, once you have converted your Amerindo Fund shares into Munder Fund shares you will be able to exchange Class A shares of the Munder Fund for Class A shares of other Munder Funds that are series of Munder Series Trust or of Munder Series Trust II, subject to certain restrictions described in the prospectus of each Munder Fund. However, if you exchange Class A shares of the Munder Fund for Class A shares of another Munder fund that charges a sales load, you will be required to pay that sales load at the time of the exchange unless you qualify for another available sales charge waiver. Before requesting any such exchange, you should carefully review the applicable prospectus for the other Munder fund to ensure that the fund meets your investment objectives and needs.

Q.	Will there be any sales load, commission or other transactional fee in connection with purchase of additional Class A shares of the Munder Fund following the Reorganization?

A.	No, following the closing of the Reorganization, holders of Class A shares of the Munder Fund received in connection with the Reorganization will be able to purchase additional Class A shares of the Munder Fund without the imposition of any sales load, commission or other transactional fee. Although no sales load, commission or other transaction fee will be imposed, Class A shares of the Munder Fund are subject to 12b-1 fees.

Q.	The Munder Fund charges a short-term trading fee. How will that short-term trading fee be applied to Class A shares of the Munder Fund I receive in the Reorganization?

A.	If you held your Class D shares of the Amerindo Fund for more than 60 days prior to the closing of the Reorganization, the short-term trading fee imposed by the Munder Fund will not apply to the Class A shares of the Munder Fund you receive in connection with the Reorganization. Because the Amerindo Fund has been closed to investment since May 27, 2005, the Munder Fund’s Class A short-term trading fee should not apply to any of the shares received in the Reorganization since the Amerindo Fund shares exchanged should all have been held for at least 60 days prior to the Reorganization. However, if you have held Class D shares of the Amerindo Fund for less than 60 days prior to the closing of the Reorganization, the period that you held your Class D shares prior to the Reorganization will carry over and be applied when calculating the holding period for determining whether the Munder Fund’s short-term trading fee will be applied upon the redemption of the Class A shares of the Munder Fund you received in connection with the Reorganization.

Q.	What happens if the Reorganization Agreement is not approved?

A.	If Proposal 1(A) is not approved by Amerindo Fund shareholders, the Reorganization will not occur. In such an event, the Amerindo Fund and the Munder Fund will continue to operate separately. If Proposal 2 is approved but Proposal 1(A) is not approved, the Amerindo Fund will continue to be advised by MCM but will not be merged with and into the Munder Fund. If neither Proposal 1(A) nor Proposal 2 is approved, MCM will cease to serve as investment adviser to the Amerindo Fund on October 28, 2005 and the Independent Directors will need to take any further steps they deem necessary, appropriate and in the best interests of the Amerindo Fund and its shareholders under the circumstances.

Q.	What happens if the Reorganization Agreement is approved but the Reorganization does not occur?

A.	If the Reorganization is approved by shareholders but is NOT completed because of the failure of the Amerindo Fund or the Munder Fund or both to satisfy all necessary conditions, representations or warranties specified in the Reorganization Agreement or by mutual written agreement of the parties, the Amerindo Fund and the Company will be liquidated and the Company will be deregistered with the SEC and subsequently will be dissolved in accordance with the laws of the State of Maryland if shareholders approve Proposal 1(B). If the Reorganization is NOT completed, and the Amerindo Fund is liquidated, that liquidation would constitute a taxable event for shareholders for federal income tax purposes.

Q.	What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?

A.	Although we expect to have a quorum for the Meeting, if a quorum is not obtained, the Meeting will be adjourned to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expenses and delay in determining shareholder approval of the proposals shareholders are being asked to consider. If, by the time scheduled for the Meeting the sufficient votes to approve or disapprove one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Q.	How many votes am I entitled to cast?

A.	You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Amerindo Fund that you owned on the record date. The record date was August 15, 2005.

Q.	How do I vote my shares?

A.	You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. You have been provided the opportunity on your proxy card to vote your proxy via the telephone or the Internet. Please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.

Q.	Whom do I call if I have questions after reading these materials?

A.	If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call InvestorConnect, our proxy solicitor, toll free at (866) 296-4857.

Q.	What is the Board’s recommendation?

A.	The Independent Directors of the Amerindo Fund have determined that the Amerindo Fund’s shareholders are likely to benefit from the Reorganization and believe that it is in the best interests of the Amerindo Fund and its shareholders. The Independent Directors encourage shareholders to vote FOR the Reorganization.

PROPOSAL 1(A)

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

PROPOSED REORGANIZATION

At a meeting on July 18, 2005, the Independent Directors approved the Reorganization Agreement, subject to the approval of the shareholders of the Amerindo Fund. The Independent Directors constitute at least a majority of the Directors of the Company and are empowered and authorized to take action on behalf of, and bind, the Company.

The Reorganization Agreement provides for:

•	the transfer of all of the assets of the Amerindo Fund to the Munder Fund in exchange for Class A shares of the Munder Fund having an aggregate value equal to the net asset value of the Amerindo Fund and the assumption by the Munder Fund of all of the known liabilities of the Amerindo Fund;

•	the distribution to each of the shareholders of the Amerindo Fund of Class A shares of the Munder Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Amerindo Fund held by that shareholder immediately prior to the closing of the Reorganization; and

•	the complete liquidation of the Amerindo Fund and the subsequent liquidation, deregistration and dissolution of the Company.

The Reorganization is scheduled to be effective as of the close of business on Friday, October 14, 2005, or on a later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Amerindo Fund will become the owner of the number of full and fractional Class A shares of the Munder Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Amerindo Fund shares as of the close of business on the Closing Date. See “Information About the Reorganization” below.

For the reasons set forth below under “Reasons for the Reorganization,” the Independent Directors have concluded that (i) the Reorganization is in the best interests of the Amerindo Fund, (ii) the interests of the Amerindo Fund’s existing shareholders will not be diluted as a result of the completion of the Reorganization, and (iii) the submission of the Reorganization Agreement for your approval is in the best interest of the Amerindo Fund and its shareholders. Consequently, the Independent Directors recommend that you vote FOR the proposed Reorganization Agreement effecting the Reorganization.

The Board of Trustees of Munder Series Trust also approved the Reorganization Agreement on behalf of the Munder Fund, subject to the satisfaction of all necessary conditions for the completion of the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES

This section will help you compare the investment objectives and primary investment strategies of the Amerindo Fund and the Munder Fund. Please note that this is only a brief discussion. A more complete comparison of the two Funds and their investment objectives, primary investment strategies and fundamental investment restrictions can be found in Appendix A. Some of the investment policies of each Fund are “fundamental” and others are “non-fundamental.” Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s board generally has the ability to change non-fundamental investment policies without a shareholder vote. More information can be found in each Fund’s prospectus.

The Amerindo Fund and the Munder Fund have substantially similar, although not identical investment objectives. The Amerindo Fund’s investment objective is to seek long-term capital appreciation. Current income is incidental to the Amerindo Fund’s investment objective. The Munder Fund’s investment objective is to provide long-term capital appreciation.

The primary investment strategies of the two Funds are also compatible. The Amerindo Fund seeks to achieve its investment objective by investing at least 80% of its assets in the common stocks of technology companies. For this purpose, technology companies are those companies with business operations in either the technology or science areas. Under normal circumstances, the Munder Fund will invest at least 80% of its assets in equity securities of the types of companies positioned to benefit from the growth of the Internet. Although these investment strategies seem different, the application of these investment strategies allows both Funds to invest in many of the same issuers.

Industries likely to be represented in the Amerindo Fund portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Amerindo Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although such companies may not be directly involved in research and development.

The Munder Fund pursues its investment objective by investing primarily in companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

•	Pure plays—companies whose core business models are focused exclusively on the Internet;

•	Builders—companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

•	Beneficiaries—companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Both Funds invest primarily in domestic common stocks, without regard to market capitalization, but may also purchase securities issued by foreign companies, preferred stocks, convertible securities, rights, warrants and bonds. However, the Amerindo Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds, and warrants. Both Funds may also invest in initial public offerings (“IPOs”).

The Munder Fund may purchase and sell options on securities, stock market indices or futures and may use exchange-traded funds (“ETFs”) to manage cash. The Amerindo Fund may write covered call options on securities as a part of its hedging strategy.

In addition to the difference in the scope of their investment universes, the two Funds also differ in that the Amerindo Fund is “non-diversified.” This means that the Amerindo Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund such as the Munder Fund.

PERFORMANCE OF THE AMERINDO FUND AND THE MUNDER FUND

The bar charts and table below provide some indication of the risk of an investment in each Fund. The bar charts show each Fund’s performance for each calendar year since its inception. The table shows how each Fund’s average annual total returns for different periods over the life of that Fund compare to those of certain broad-based securities market indices and, in case of the Munder Fund, other selected indices.

The annual returns in the bar charts are for the Amerindo Fund’s Class D and the Munder Fund’s Class A shares. The sales load on the Class A shares of the Munder Fund is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown. The sales load on the Class A shares of the Munder Fund will not apply to Class A shares of the Munder Fund received in the Reorganization or on subsequent purchases of Class A shares of the Munder Fund for accounts opened in connection with the Reorganization. Please see “Summary Comparison of Fees and Expenses” below for information about the difference between the fees and expenses of each Fund.

When you consider this information, please remember that each Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Amerindo Fund Class D Total Return (%)

(per calendar year)

1997	1998	1999	2000	2001	2002	2003	2004
-18.11%	84.67%	248.86%	-64.79%	-50.77%	-30.96%	85.14%	23.81%

Year to date through June 30, 2005: (17.58)%

Best quarter:	66.72% (Quarter ended 3/31/99)
Worst quarter:	(56.51)% (Quarter ended 9/30/01)

Munder Fund Class A Total Return (%)

(per calendar year)

1997	1998	1999	2000	2001	2002	2003	2004
30.43%	97.92%	175.55%	-54.23%	-48.23%	-44.55%	68.10%	14.08%

Year to date through June 30, 2005: (4.59)%

Best quarter:	79.67% (Quarter ended 12/31/99)
Worst quarter:	(47.59)% (Quarter ended 9/30/01)

The table below shows what the average annual total returns for the Amerindo Fund were for certain periods ended December 31, 2004, compared to the NASDAQ Composite Index and what the average annual total returns for the Munder Fund were for certain periods ended December 31, 2004, compared to the S&P 500 Index, the Morgan Stanley Internet Index and the Inter@ctive Week Internet Index. Each index is unmanaged and is not subject to fees, brokerage commissions or other expenses typically associated with the management of investment companies. A direct investment in the aforementioned indexes cannot be made. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

Where indicated, average annual returns reflect the imposition of the maximum front-end sales charges or contingent deferred sales charge (“CDSC”), if any.

Average Annual Total Returns for periods ended December 31, 2004	1 Year %	5 Years %	Since Inception(1) %
Amerindo Fund — Class D(1)
Return Before Taxes	23.81	(22.79)	3.29
Return After Taxes on Distributions	23.81	(22.79)	2.00
Return After Taxes on Distributions and Sale of Fund Shares	15.48	(17.46)	2.79
NASDAQ Composite Index(2) (reflects no deductions for fees, expenses or taxes)	9.15	(11.44)	7.72

Munder Fund (with the load) — Class A(1)
Return Before Taxes	7.78	(24.95)	9.86
Return After Taxes on Distributions	7.78	(24.97)	8.94
Return After Taxes on Distributions and Sale of Fund Shares	5.06	(18.81)	8.13
S&P 500® Index(3) (reflects no deductions for fees, expenses or taxes)	10.88	(2.30)	9.41
Morgan Stanley Internet Index(4) (reflects no deductions for fees, expenses or taxes)	14.22	(31.70)	N/A
Inter@ctive Week Internet Index(5) (reflects no deductions for fees, expense or taxes)	21.00	(21.23)	10.80

Munder Fund (without the load) — Class A(1)(6)
Return Before Taxes	14.08	(24.09)	10.60
Return After Taxes on Distributions	14.08	(24.12)	9.68
Return After Taxes on Distributions and Sale of Fund Shares	9.15	(18.27)	8.81
S&P 500® Index(3) (reflects no deductions for fees, expenses or taxes)	10.88	(2.30)	9.41
Morgan Stanley Internet Index(4) (reflects no deductions for fees, expenses or taxes)	14.22	(31.70)	N/A
Inter@ctive Week Internet Index(5) (reflects no deductions for fees, expense or taxes)	21.00	(21.23)	10.80

(1)	The inception date for the Class D shares of the Amerindo Fund is 10/28/96. The index return from inception for Class D shares is from 10/31/96. The inception date for the Class A shares of the Munder Fund is 8/19/96. The index return from inception for Class A shares is from 9/1/96.
(2)	The NASDAQ Composite Index is an unmanaged broad-based capitalization weighted index of all NASDAQ National Market and Small Cap Stocks. The NASDAQ Composite Index reflects the reinvestment of income, dividends and capital gains distributions, if any.
(3)	Standard & Poor’s 500 Composite Stock Price Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

(4)	The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. This index was created on 1/1/99.
(5)	The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet.
(6)	This additional performance information has been provided because Amerindo Fund shareholders will receive shares of the Munder Fund in the Reorganization that will not be subject to the sales load and subsequent purchases of Class A shares of the Munder Fund for accounts opened in connection with the Reorganization will not be charged the sales load. The only difference between these figures and the figures above is that the numbers have been calculated assuming that the sales load was not imposed upon the initial purchase of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the returns after taxes on the distributions and sale of Fund shares may exceed the returns before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their shares in the Funds through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF FEES AND EXPENSES

The following tables compare the fees and expenses for Class D of the Amerindo Fund and Class A of the Munder Fund and show the estimated fees and expenses for each of these classes on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Semi-Annual Report to Shareholders for the Class D shares of Amerindo Fund for the six months ended April 30, 2005, with certain adjustments, and the Annual Report to Shareholders for the Class A shares of the Munder Fund for the fiscal year ended June 30, 2005.

The fee and expense information shown in the table below is organized as follows:

•	Column 1 reflects the annualized actual fees and expenses for Class D of the Amerindo Fund from its most recent Semi-Annual Report dated April 30, 2005, restated to reflect adjustments in the Amerindo Fund’s fees and expenses due to the recent significant redemptions of shares of the Amerindo Fund.

•	Column 2 reflects the annualized actual fees and expenses for Class A of the Munder Fund for the fiscal year ended June 30, 2005.

•	Column 3 reflects the pro forma fees and expenses as if the Reorganization had occurred as of June 30, 2005. These pro forma fees and expenses of Class A shares of the combined Fund as of June 30, 2005, restated to reflect any expected savings that may occur as a result of the Munder Fund and the Amerindo Fund being combined in the Reorganization.

Annualized Fund Operating Expenses

	Amerindo Fund (Class D Shares)		Munder Fund (Class A Shares)		Pro Forma Munder Fund Class A Following the Reorganization
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		5.50	% (a)	None	(a)
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None		None	(b)	None	(b)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Redemption Fees (as percentage of amount redeemed)	2.00	% (c)	2.00	% (d)	2.00	% (d)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee	1.00	% (e)	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	5.05%		1.06%		1.03%

Total Annual Fund Operating Expenses	6.30	% (f)	2.31%		2.28%

(a)	The sales charge declines as the amount invested increases. The initial sales charge on Class A shares of the Munder Fund issued in connection with, or purchased for accounts opened in connection with, the reorganization of the Amerindo Fund with and into the Munder Fund has been waived.
(b)	A contingent deferred sales charge (“CDSC”) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC may apply upon redemption. The CDSC will be assessed on accounts that are involuntarily redeemed within the one year period because they do not meet the applicable account minimum. This CDSC will not apply to Class A shares of the Munder Fund issued in connection with, or purchased for accounts opened in connection with, the reorganization of the Amerindo Fund with and into the Munder Fund.
(c)	Redemption fee applies to redemptions of shares held for less than 1 year.
(d)	A short-term trading fee of 2% may be assessed on redemptions of Class A shares of the Munder Fund made within 60 days of the purchase of such shares. The short-term trading fee will not be assessed on accounts that are involuntarily redeemed within the 60-day period because they do not meet the applicable account minimum or because the Fund is unable to verify an accountholder’s identity within a reasonable time after the account is opened.
(e)	Adjusted to reflect the 1.00% advisory fee rate imposed under Interim Investment Advisory Agreement with MCM. The fee rate under the prior advisory agreement with the Amerindo Fund’s previous investment adviser was 1.50%.
(f)	As a result of the expenses incurred by the Amerindo Fund in connection with the matters involving the principals of the Amerindo Fund’s former investment adviser, the Amerindo Fund’s expense ratio has increased to approximately 6.30%. It should also be noted that the Amerindo Fund has experienced shareholder redemptions of approximately 40% since these events transpired.

Example

The Example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the Example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Amerindo Fund (Class D Shares)	$626	$1,853	$3,049	$5,905
Munder Fund (Class A Shares)	771	1,232	1,717	3,050
Pro Forma: the Funds Combined (Munder Fund Class A Shares)	231	712	1,220	2,615

*	Expenses shown include the impact of the maximum front-end sales load to which shareholders of the Amerindo Fund will not be subject.

Following the closing of the Reorganization, and in the ordinary course of business, we expect that certain holdings of the Amerindo Fund that are transferred to the Munder Fund in connection with the Reorganization may be sold. Any sale of such holdings will result in additional transaction costs for the Munder Fund (which will not be assumed or paid by MCM) and will be a taxable event that may result in the realization of taxable gains or losses from such sales for the Munder Fund. To the extent that holdings of the Amerindo Fund are sold prior to the Reorganization to meet redemptions or for other reasons, the sale of portfolio holdings will be a taxable event that may result in the realization of taxable gains or losses from such sale for the Amerindo Fund.

Additional information regarding the performance of each of the Funds is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Appendix B to this Proxy Statement/Prospectus.

PURCHASE, REDEMPTION AND EXCHANGE POLICIES

As you can see from the chart above, the Munder Fund’s Class A shares are generally sold subject to a front-end sales load of 5.50% of the offering price per share. If the Reorganization Agreement is approved, Munder Fund Class A shares received by Amerindo Fund shareholders as a result of the Reorganization will not be subject to the front-end sales load at the time of the Reorganization. Shareholders of the Amerindo Fund (as of the Closing Date of the Reorganization) will continue to be able to purchase shares of the Munder Fund at net asset value (“NAV”), without the sales load, after the Reorganization as long as those shares were purchased for accounts opened on the Closing Date as a result of the Reorganization. However, any exchanges into a different Munder Fund would be subject to any applicable sales load on the new Munder fund into which the shares are exchanged, unless the shareholder otherwise qualifies for another available waiver.

After the Reorganization, if your investment in Class A shares of the Munder Fund does not meet the applicable account minimum, you may increase your balance to that level (either by a single investment or through the Automatic Investment Plan) or your account may be charged a quarterly servicing fee of $6. Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents. In addition, management of the Munder Fund reserves the right, in its sole discretion, to waive the imposition of this fee. Management of the Munder Fund further reserves the right, upon 30 days’ advance written notice, to redeem your Class A shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum. You will have the option to increase the value of your account upon receipt of such notice. The applicable account minimum is generally $2,500 per Fund for all accounts. Exceptions to this minimum investment requirement are discussed in “Appendix C—How to Purchase, Sell and Exchange Shares.” Although the Amerindo Fund currently has a substantially similar small account redemption policy, the application of the $6 per quarter fee makes the Munder Fund policy different.

For shareholders of the Amerindo Fund that have held their Class D shares of the Amerindo Fund for more than 60 days prior to the Closing Date of the Reorganization, the short-term trading fee imposed by the Munder Fund will not apply to the Class A shares of the Munder Fund received in connection with the Reorganization. Because the Amerindo Fund has been closed to investment since May 27, 2005, the Munder Fund’s Class A short-term trading fee should not apply to any of the shares received in the Reorganization since the Amerindo Fund shares exchanged should all have been held for at least 60 days prior to the Reorganization. However, if a shareholder has held Class D shares of the Amerindo Fund for less than 60 days prior to the Closing Date of the Reorganization, the period that such Class D shares were held by the shareholder prior to the closing of the Reorganization will carry over and be applied when determining whether a short-term trading fee will apply upon the redemption of the Class A shares of the Munder Fund received in connection with the Reorganization. The required holding period to avoid the imposition of the short-term trading fee on the Class A shares of the Munder Fund is 60 days, as opposed to the one-year holding period required by the Amerindo Fund.

Currently, the Amerindo Fund does not offer an exchange privilege. Following the Reorganization, shareholders of the Amerindo Fund will be able to exchange the Class A shares of the Munder Fund received in the Reorganization for Class A shares of other Munder funds based on their relative NAVs. If there is an applicable sales charge with respect to purchases of shares of another Munder fund, the sales charge will be assessed at the time of the exchange unless the shareholder otherwise qualifies for a waiver of the sales charge. No fee is imposed to execute an exchange. Any exchange will be a taxable event for which the shareholder may have to recognize a gain or loss under federal income tax law. The Munder Fund reserves the right to amend or terminate the exchange privilege at any time.

Because the Munder Fund has different service providers than the Amerindo Fund, the methods for purchasing and redeeming shares are also different. The differences in the sales load, short-term trading fee (or redemption fee) and exchange privileges highlighted above are the most material of these differences. For more information on how to purchase or redeem shares of the Munder Fund, see “Appendix C—How to Purchase, Sell and Exchange Shares.”

DIVIDENDS AND DISTRIBUTIONS

Both Funds declare and pay dividends from net investment income, if any, and distribute net realized capital gains, if any, at least annually. Dividends are generally subject to federal income tax. For both Funds, all dividends and distributions are reinvested automatically in additional shares of the respective Fund’s at NAV, without a sales load or CDSC, unless the shareholder elects to be paid in cash. Following the Reorganization, shareholders of the Amerindo Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Munder Fund. See “Appendix C—How to Purchase, Sell and Exchange Shares” for a further discussion regarding the distribution policies of the Munder Fund.

TAX CONSEQUENCES

Completion of the Reorganization is subject to the Amerindo Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences.”

COMPARISON OF INVESTMENT OBJECTIVES,

STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing investment objectives, primary investment strategies and risks of the Amerindo Fund and the Munder Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, primary investment strategies and risks set forth in the prospectus of the Amerindo Fund dated February 25, 2005, as supplemented, and the prospectus of the Munder Fund dated October 31, 2004, as supplemented.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are substantially similar. The investment objective of the Amerindo Fund is to seek long-term capital appreciation. Current income is incidental to the Amerindo Fund’s investment objective. The investment objective of the Munder Fund is to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The principal investment strategies of the Funds are compatible, although not identical.

The Amerindo Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. For these purposes, technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Amerindo Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although such companies may not be directly involved in research and development.

The Munder Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets, in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of the types of companies positioned to benefit from the growth of the Internet. The Munder Fund pursues its investment objective by investing primarily in domestic and, to a lesser extent, foreign companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

(1)	Pure plays — companies whose core business models are focused exclusively on the Internet;

(2)	Builders — companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

(3)	Beneficiaries — companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Both Funds invest primarily in domestic common stocks, without regard to market capitalization, but may also purchase securities issued by foreign companies, preferred stocks, convertible securities, rights, warrants and bonds. However, the Amerindo Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds, and warrants. Both Funds may also invest in IPOs.

The Munder Fund may purchase and sell options on securities, stock market indices or futures and may use ETFs to manage cash. The Amerindo Fund may write covered call options on securities as a part of its hedging strategy.

In addition to the difference in the scope of their investment universes, the two Funds also differ in that the Amerindo Fund is “non-diversified.” This means that the Amerindo Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund such as the Munder Fund.

RISK FACTORS

Because the Funds have substantially similar investment objectives and compatible primary investment strategies, many of the risks of investing in the Munder Fund are substantially the same as the risks of investing in the Amerindo Fund. All investments carry some degree of risk that will affect the value of the Funds’ portfolio investments, their investment performance and the Funds’ price per share. As a result, you may lose money if you invest in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk Factors Common to Both Funds

Both Funds share the following risk factors:

Stock Market Risk

The value of the equity securities in which each Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.

Stock Selection Risk

In addition to, or in spite of, the impact of movements in the overall stock market, the value of the investments may decline if the particular companies in which each Fund invests do not perform well in the market.

Smaller Company Risk

The stocks of small or medium-size companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

IPO Risk

Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments.

Each Fund may lose all or part of its investments if the companies making IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

Short-Term Trading Risk

Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which would detract from each Fund’s performance.

Technology Risk

Each Fund invests in companies that rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

The following risk factors are also common to both Funds but are considered principal investment risks of only the Amerindo Fund. These risks are not considered principal investment risks of the Munder Fund since the Munder Fund does not currently anticipate making significant investments in these types of transactions and securities.

Borrowing

The Amerindo Fund may, from time to time, borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Amerindo Fund’s total assets less its liabilities and will be made at prevailing interest rates. The Amerindo Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. The Munder Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. Borrowings may involve leverage. If securities held by a Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in the value of the securities.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week. Generally, a Fund cannot sell restricted securities publicly without the expense and time required to register the securities under the Securities Act of 1933 or sell the securities under Rule 144 or other rules under the Securities Act of 1933 that generally permit only limited sales under specified conditions. In addition, contractual or practical limitations may inhibit a Fund’s ability to sell, distribute or liquidate its investments in such securities. Sales may also be limited by market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of a Fund’s portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized.

Private Equity Investments

The restricted securities in which each Fund may invest include private equity investments in venture capital companies (“Private Equity Investments”). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Amerindo Fund will have no control. Moreover, the value for Private Equity Investments cannot be precisely determined. These instruments are valued under procedures established by and under the general supervision of the Board of Directors of the Company, which are designed to reflect, in good faith, the fair value of such investments. Considerable judgment is required in interpreting market data to determine the estimates of value; accordingly, the estimates of value are not necessarily indicative of the amount that could be realized in a market exchange. Moreover, there can be no assurance that such value will ultimately reflect the actual market price that would be realized by the Amerindo Fund upon the sale of the investments.

Repurchase Agreements

Each Fund’s portfolio position in cash or cash equivalents may include entering into repurchase agreements. A repurchase agreement is an instrument under which an investor purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. Each Fund requires continual maintenance by the Fund’s custodian of the market value of underlying collateral in amounts equal to, or in excess of, the value of the repurchase agreement including the agreed upon interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. Each Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Repurchase agreements may be considered to be loans under the 1940 Act.

Temporary Investments

For cash management purposes and in response to market, economic, political or other conditions, the Amerindo Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers’ acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers’ acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Amerindo Fund’s investments in foreign short-term instruments will be limited to those that, in the opinion of the Amerindo Fund’s adviser, equate generally to the standards established for U.S. short-term instruments. While taking a defensive position, the Amerindo Fund may not be able to achieve its investment objective.

The Munder Fund may invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. The Munder Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Munder Fund may not achieve its investment objective when its assets are invested in short-term obligations.

The following risk factor is also common to both Funds but is considered a principal investment risk of only the Munder Fund. This risk is not considered a principal investment risk of the Amerindo Fund since the Amerindo Fund does not currently anticipate making significant investments in these types of securities.

Derivatives Risk

Each Fund may suffer a loss from its use of options or other forms of derivatives, such as future contracts. The primary risk regarding the use of futures contracts is that small price movements can result in substantial gains or losses. The primary risk associated with many derivatives is that derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives by a Fund can also significantly increase the Fund’s exposure to the credit risk of the derivative’s counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indexes.

Risk Factors Particular to the Amerindo Fund

The Amerindo Fund is subject to the following additional principal investment risks:

Technology and Science Companies

Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of shares of the Amerindo Fund may be susceptible to factors affecting the technology and science fields as well as to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. Consequently, the Amerindo Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. Companies in the fields of technology and science may be subject to greater governmental regulation than many of those in other fields and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on such companies. Additionally, technology or science companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Healthcare and Biotechnology Companies

The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by healthcare companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change, technological obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic.

Concentration

The volatile nature of the technology, science, healthcare and biotechnology areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the portfolio, in some cases, well above the level at which it was originally purchased. For instance, even though an investment may have been purchased at a time when it represented less than 25% of a portfolio, appreciation may cause that concentration to be significantly greater than 25% at various times in a rising market.

Non-Diversified Status

The Amerindo Fund is a non-diversified investment company. As such, the Amerindo Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Amerindo Fund.

Risk Factors Particular to the Munder Fund

The Munder Fund is subject to the following additional principal investment risks:

Growth Investing Risk

The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fail or will fail to appreciate as anticipated by the adviser, regardless of movements in the securities markets.

Industry Concentration Risk

The Munder Fund invests significantly in companies positioned to benefit from the growth of Internet. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of shares of the Munder Fund shares may fluctuate more than shares of a fund investing in a broader range of securities. Because the Munder Fund’s investments tend to be more concentrated within the information technology sector than those of the Amerindo Fund, the Munder Fund may be more volatile than the Amerindo Fund.

ETF Risk

ETFs are investment companies whose shares are bought and sold on a securities exchange. When the Munder Fund invests in shares of an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. The risk of owning shares of an ETF generally reflects the risks of owning the underlying portfolio securities held by the ETF. Lack of liquidity regarding shares of an ETF could result in the ETF being more volatile than the underlying portfolio of securities. In addition, because of ETF’s expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Foreign Securities Risk

The Munder Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect the Munder Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

•	Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Munder Fund’s investment in securities denominated in a foreign currency or may widen existing losses. To the extent that the Munder Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Munder Fund’s net currency positions may expose it to risks independent of its securities positions.

•	Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and less mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, should the Munder Fund invest in emerging market countries, it may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Munder Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment on foreign securities.

•	Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

•	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Munder Fund’s foreign investments.

•	Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulations as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

•	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Additional information relating to the Munder Fund’s principal and other risk factors may be found in Appendix A.

Each of the Funds has also adopted certain fundamental investment restrictions. In Appendix A, these fundamental investment restrictions are compared side-by-side.

INFORMATION ABOUT THE REORGANIZATION

REORGANIZATION AGREEMENT

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreement provides that the Munder Fund will acquire all of the assets, subject to all of the known liabilities, of the Amerindo Fund in exchange for Class A shares of the Munder Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Friday, October 14, 2005, or on a later date as the parties may agree (“Closing Date”). The NAV per share of the Amerindo Fund will be determined by dividing the Amerindo Fund’s assets, less liabilities, by the total number of its outstanding shares. The NAV per share of the Munder Fund will be determined by dividing the Munder Fund’s assets attributable to the Class A shares, less liabilities attributable to the Class A shares, by the total number of its outstanding Class A shares of the Munder Fund.

The Munder Fund utilizes State Street Bank and Trust Company, the sub-administrator for the Munder Fund, to calculate the NAV for each of its classes of shares. The Amerindo Fund utilizes SEI Investments Global Funds Services (“SEI”), the administrator for the Amerindo Fund, to calculate its NAV. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the current prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.

The number of full and fractional Class A shares of the Munder Fund you will receive in the Reorganization will be equal in value to the value of your shares of the Amerindo Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date. As promptly as practicable after the Closing Date, the Amerindo Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the Class A shares of the Munder Fund received by the Amerindo Fund in the Reorganization. The Amerindo Fund will accomplish the liquidation and distribution with respect to Amerindo Fund’s Class D shares by the transfer of Class A shares of the Munder Fund then credited to the account of the Amerindo Fund on the books of the Munder Fund to open accounts on the share records of the Munder Fund in the names of the Amerindo Fund’s shareholders. The aggregate NAV of Class A Munder Fund shares that will be credited to Class D Amerindo Fund shareholders will be equal to the aggregate NAV of the Class D shares of the Amerindo Fund on the Closing Date. All issued and outstanding Class D shares of the Amerindo Fund will simultaneously be canceled on the books of the Amerindo Fund. The Munder Fund will not issue certificates representing the Class A Munder Fund shares issued in connection with such transaction.

The Independent Directors have determined that the interests of shareholders of the Amerindo Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Amerindo Fund and its shareholders.

After such distribution of Class A shares of the Munder Fund to shareholders of the Amerindo Fund, the Company will take all necessary steps under Maryland law, the Company’s Articles of Incorporation and By-laws, and any other applicable laws or regulations to effect the subsequent deregistration and dissolution of the Company.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by (i) mutual written agreement of the parties or (ii) action of one party or the other under other limited circumstances as provided in the Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for the reasons described above, the Amerindo Fund and the Company will be liquidated and the Company will be deregistered with the SEC and subsequently will be dissolved in accordance with the laws of the State of Maryland only if shareholders approve Proposal 1(B) (see below). If either: (i) the Reorganization (Proposal 1(A)) is NOT approved by shareholders, or (ii) the Reorganization (Proposal 1(A)) is approved by shareholders but does not take place because of the failure of the Amerindo Fund or the Munder Fund or both to satisfy all necessary conditions, representations or warranties specified in the Reorganization Agreement or by mutual written agreement of the parties, the Amerindo Fund and the Company AND Proposal 1(B) is NOT approved by shareholders, the Amerindo Fund and the Munder Fund will continue to operate separately and the Independent Directors will need to take any further steps they deem necessary, appropriate and in the best interests of the Amerindo Fund and its shareholders under the circumstances.

The Reorganization Agreement provides that the Company, on behalf of the Amerindo Fund, and Munder Series Trust, on behalf of the Munder Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of their respective Funds, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Amerindo Fund in accordance with the provision of its Articles of Incorporation and By-laws of the Company, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval be delivered to the Munder Fund; and (ii) the Amerindo Fund and Munder Fund receive the opinion of counsel, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Company, on behalf of the Amerindo Fund, and Munder Series Trust, on behalf of the Munder Fund, and their respective authorized officers, (1) the transaction contemplated by the Reorganization Agreement constitutes a reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (“Code”), and the Munder Fund and the Amerindo Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Munder Fund upon receipt of the assets of the Amerindo Fund in exchange for the Munder Fund Class A shares and the assumption by the Munder Fund of the known liabilities of the Amerindo Fund; (3) the basis in the hands of the Munder Fund in the assets of the Amerindo Fund will be the same as the basis of the Amerindo Fund in the assets of the Amerindo Fund immediately prior to the transfer thereof; (4) the holding periods of the assets of the Amerindo Fund in the hands of the Munder Fund will include the periods during which the assets of the Amerindo Fund were held by the Amerindo Fund; (5) no gain or loss will be recognized by the Amerindo Fund upon the transfer of the assets of the Amerindo Fund to the Munder Fund in exchange for the Munder Fund Class A shares and the assumption by the Munder Fund of all of the known liabilities of the Amerindo Fund, or upon the distribution of the Munder Fund Class A shares by the Amerindo Fund to its shareholders in liquidation; (6) no gain or loss will be recognized by the Munder Fund shareholders upon the exchange of their Amerindo Fund Class D shares for the Munder Fund Class A shares; (7) the aggregate basis of the Munder Fund Class A shares that each Amerindo Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Amerindo Fund Class D shares exchanged therefor; (8) an Amerindo Fund shareholder’s holding period for his or her Munder Fund Class A shares will be determined by including the period for which he or she held the Amerindo Fund Class D shares exchanged therefor, provide that he or she held such Amerindo Fund Class D shares as capital assets; and (9) the Munder Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder) the items of the Amerindo Fund described in Section 381(c) of the Code. This opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization.

Shareholders of the Amerindo Fund as of the Closing Date will receive Class A shares of the Munder Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such Class A share will be fully paid and non-assessable when issued.

DESCRIPTION OF THE MUNDER FUND’S SHARES

Full and fractional shares of the Class A shares of the Munder Fund will be issued to the Amerindo Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Munder Fund does not issue share certificates. The shares of the Munder Fund to be issued to Amerindo Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell and Exchange Shares.”

REASONS FOR THE REORGANIZATION

On July 18, 2005, the Independent Directors unanimously voted that the Reorganization between the Amerindo Fund and the Munder Fund would be in the best interests of the Amerindo Fund and its shareholders, and that the interests of the Amerindo Fund’s shareholders would not be diluted.

Prior to that meeting, representatives of the Munder Fund provided, and the Independent Directors reviewed, detailed information about the proposed Reorganization. The representatives discussed with the Independent Directors the anticipated benefits to the Amerindo Fund from the Reorganization and noted that MCM provides investment advisory services to a wide range of clients, including corporations, foundations, charitable trusts, state, municipal and county government retirement plans, insurance companies, unions, individuals and mutual funds, including small-, mid- and large-cap domestic and international stocks, bonds and more specialized categories such as healthcare, REITS, power/energy and technology.

MCM also provided information to the Independent Directors concerning: (i) the specific terms of the Reorganization, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Munder Fund; (iii) the management, financial position and business of MCM; and (iv) the impact of the Reorganization on the Amerindo Fund and its shareholders.

Before approving the Reorganization, the Independent Directors examined all factors that they considered relevant, including: (i) the comparability of the investment objectives and investment strategies of the Munder Fund and the Amerindo Fund; (ii) the expense ratio of the Class A shares of the Munder Fund compared with that of the Class D shares of the Amerindo Fund; (iii) the overall performance of the Munder Fund as compared with that of the Amerindo Fund, which included an analysis of other Munder Funds relative to their benchmark securities and market indices and comparable funds, noting that although performance has varied over time, the Independent Directors concluded that the Adviser’s investment management methodologies, which are focused on managing the risk and reducing the negative variance of such Munder Fund’s performance relative to their respective benchmarks, should produce over time predictable long-term performance for the Munder Fund relative to its benchmark; (iv) other expected benefits to Amerindo Fund shareholders, such as future prospects for asset growth and potential economies of scale; (v) the tax status and consequences of the Reorganization; (vi) the costs of the Reorganization and who will bear those costs; and (vii) alternatives to the Reorganization. The Independent Directors considered that the transaction is structured to qualify as a tax-free reorganization under Section 368 of the Code and, therefore, will not be treated as a taxable sale of your Amerindo Fund shares.

In light of the foregoing considerations, the Independent Directors of the Company unanimously concluded that (i) the Reorganization is in the best interests of the Amerindo Fund and (ii) the Reorganization would not result in a dilution of the interest of shareholders of the Amerindo Fund. Similarly, the Board of Trustees of Munder Series Trust also approved the Reorganization with respect to the Munder Fund and determined that (i) the Reorganization is in the best interests of the Munder Fund and (ii) the interests of shareholders of the Munder Fund would not be diluted as a result of the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) the Code, with no gain or loss recognized as a consequence of the Reorganization by the Munder Fund, the Amerindo Fund (except for “Section 1256 contracts,” which include certain types of options, futures or forward contracts) or the shareholders of the Amerindo Fund. As a condition to the closing of the Reorganization, the Amerindo Fund will receive a legal opinion from counsel to that effect. That opinion will be based upon certain representations and warranties made by the Amerindo Fund and the Munder Fund and certifications received from each of the Funds and certain of their service providers.

Immediately prior to the Reorganization, the Amerindo Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Amerindo Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Amerindo Fund’s shareholders.

As of October 31, 2004, the Amerindo Fund had an unused capital loss carryover of approximately $345 million. Capital loss carryovers are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders.

The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Munder Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Amerindo Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Munder Fund. That means that any resulting tax benefits inure to all shareholders of the Munder Fund (i.e., both pre-Reorganization shareholders of the Amerindo Fund and pre-Reorganization shareholders of the Munder Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a “loss corporation” such as the Amerindo Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers following the acquisition. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of June 30, 2005 was 4.37%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations would result in a forfeiture in the ability to use approximately $300 million of the Amerindo Fund’s capital loss carryover. However, there is no assurance that such losses would be used even in the absence of the Reorganization. In addition, the Munder Fund has approximately $3,49 billion in available capital loss carryovers, as of June 30, 2005 (which are scheduled to expire in varying amounts during the period from 2008 through 2013) and the former shareholders of the Amerindo Fund would benefit from such capital loss carryovers to the extent of their proportionate ownership in the combined fund.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

COMPARATIVE INFORMATION REGARDING SHAREHOLDER RIGHTS

The Company is a Maryland corporation and is governed by its Articles of Incorporation, By-Laws and Board of Directors. Munder Series Trust is a Delaware statutory trust and is governed by a Declaration of Trust, By-Laws and a Board of Trustees. Both Funds are also governed by applicable state and Federal law. Certain differences and similarities between the two Funds are summarized below.

Shareholder Liability

The Company is organized as a series of a Maryland corporation, and it shareholders generally have no personal liability for its acts or obligations. Munder Series Trust is organized as a series under Delaware law as a statutory trust. The Declaration of Trust of Munder Series Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to Munder Series Trust, the Munder Fund or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Voting Rights

Neither the Amerindo Fund, a series of the Company, nor the Munder Fund, a series of Munder Series Trust, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing members of the Board of Directors of the Company or the Board of Trustees of Munder Series Trust at such time as fewer than a majority of Directors or Trustees holding office have been elected by shareholders.

Other than special meetings called by the Board of Directors of the Company or by the Company’s chairman or president in accordance with the By-Laws of the Company, meetings of the shareholders of the Amerindo Fund may be called for any purpose deemed necessary or desirable upon the written request of shareholders holding at least 25% of all of the votes entitled to be cast at such meeting, provided that (1) such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Company the reasonably estimated cost of preparing and mailing the notice thereof, upon which the secretary of the Company will give notice of such meeting. The secretary will not be required to call a special meeting to consider any matter which is substantially the same as a matter acted upon at any special meeting of shareholders held within the preceding twelve months unless requested to do so by the holders of shares entitled to cast not less than a majority of all votes entitled to be cast at such meeting.

Other than special meetings called by the Board of Trustees of Munder Series Trust or by Munder Series Trust’s president or secretary in accordance with the By-Laws of Munder Series Trust, meetings of the shareholders of the Munder Fund may be called for any purpose deemed necessary or desirable upon the written request of shareholders holding at least 10% of the outstanding shares of the Munder Fund entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to Munder Series Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of Munder Series Trust shall determine and specify to such shareholders.

Liquidation or Dissolution

In the event of the liquidation or dissolution of either the Company or Munder Series Trust or a series of either, the shareholders are entitled to receive, when and as declared by the Board of Directors of the Company or the Board of Trustees of Munder Series Trust, respectively, the excess of the assets over the liabilities belonging to the applicable Fund or entity. The assets so distributed to shareholders of a Fund would be distributed among the shareholders in proportion to the number of shares of that Fund held by them and recorded on the books of the Fund. The Declaration of Trust of Munder Series Trust permits a majority of the Trustees to liquidate Munder Series Trust, or any class or series of Munder Series Trust, upon written notice to shareholders, without submitting the matter for shareholder approval. Maryland law requires shareholder approval of a dissolution of the Company. The Articles of Incorporation of the Company permit the liquidation of a series of the Company upon shareholder approval as well.

Liability of Directors/Trustees

The Directors of the Company and the Trustees of Munder Series Trust are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Furthermore, each entity permits indemnification of such Directors or Trustees to the fullest extent permissible under applicable laws.

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee’s duties, a Trustee acting in such capacity shall not be personally liable to any person other than Munder Series Trust or a beneficial owner for any act, omission or obligation of Munder Series Trust or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated a financial expert in Munder Series Trust’s registration statement will not be subject to any greater duty of care in discharging such Trustee’s duties and responsibilities by virtue of such designation than a Trustee who has not been so designated. A Trustee or officer of Munder Series Trust will be indemnified by Munder Series Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

The Articles of Incorporation of the Company provide that the Company shall indemnify its currently acting and former directors and officers, whether serving the Company or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereinafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law. The Articles of Incorporation also provide that to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the 1940 Act, no Director or officer of the Company shall be personally liable to the company or its shareholders for money damages. Nothing in the Articles of Incorporation is meant to be construed protect any Director or officer of the Company against any liability to the Company or its shareholders to which the Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Rights of Inspection

Shareholders of the Company or Munder Series Trust shall have the right to inspect the accounts, books or documents of the Company or Munder Series Trust, respectively, only to the extent such right is conferred by law, by the Board of Directors or Board of Trustees or by resolution of the shareholders.

Reorganization/Combination Transactions

Unlike the Company, Munder Series Trust imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of a Fund that is a series of Munder Series Trust. Shareholder approval may be required, however, under the federal securities laws.

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the Munder Fund or Munder Series Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated fund under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

Under Maryland law, a majority of the outstanding shares of the Amerindo Fund must approve a merger of the Amerindo Fund with another business organization other than another series of the Company, or the sale or exchange of all or substantially all of the property of the Fund to a party other than another series of the Company.

Amendment of Charter Document

Trustees of Munder Series Trust are granted the widest latitude to amend its governing instruments without seeking shareholder approval. The Trustees of Munder Series Trust may generally restate, amend or otherwise supplement Munder Series Trust’s governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders’ voting rights).

The Articles of Incorporation of the Company provide that the Company reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast except as otherwise provided in the corporation’s charter or bylaws. The Company’s Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

Derivative and Class Actions

Generally, shareholders of Munder Series Trust and the Company are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The requirements for shareholders of the Company are governed by state law. The Declaration of Trust of Munder Series Trust specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of Munder Series Trust’s or the Munder Fund’s shareholders.

Shareholders of Munder Series Trust or the Munder Fund may not bring a derivative action to enforce the right of Munder Series Trust or the Munder Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of Munder Series Trust or the Munder Fund, as applicable, join in bringing the derivative action. A shareholder of the Munder Fund is not entitled to participate in a derivative action on behalf of another series of Munder Series Trust.

Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the Company’s other shareholders before commencing suit.

The foregoing is only a summary of certain characteristics of the operations of the Company, the Articles of Incorporation and By-laws of the Company and Maryland law and Munder Series Trust, the Declarations of Trust of the Trust, and Delaware law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

CAPITALIZATION

The following table shows the capitalization of the Amerindo Fund and the Munder Fund, and on a pro forma basis as of June 30, 2005, giving effect to the proposed acquisition of assets at NAV.

	Amerindo Fund Class D shares	Munder Fund Class A Shares	Adjustments (a)	Pro Forma Munder Class A After Reorganization
Net Assets (b)	$55,569,794	$358,009,557	—	$413,579,351
Net asset value per share	$7.50	$17.68	—	$17.68
Shares outstanding	7,405,468	20,253,118	(4,264,008)	23,394,578

(a)	Adjustment to reflect the issuance of Munder Fund shares in exchange for Class A shares of Amerindo Fund in connection with the proposed reorganization.
(b)	Total net assets of the Amerindo Fund, the Munder Fund (all share classes) and the Munder Fund Pro Forma After Reorganization (all share classes) as of June 30, 2005 were $55,569,794, $684,218,428 and $739,788,222, respectively.

INFORMATION ABOUT MANAGEMENT OF THE

AMERINDO FUND AND THE MUNDER FUND

INVESTMENT ADVISER

Founded in 1985, Munder Capital Management (“MCM”), 480 Pierce Street, Birmingham, Michigan 48009 is the investment adviser of both the Amerindo Fund and the Munder Fund. As of June 30, 2005, MCM had approximately $38.5 billion in assets under management, of which $20.1 billion were invested in equity securities, $9.1 billion were invested in money market or other short-term instruments, $8.6 billion were invested in other fixed income securities and $0.7 billion were invested in balanced investments.

MCM provides overall investment management for the Amerindo Fund and the Munder Fund, provides research and credit analysis concerning the Funds’ portfolio securities and is responsible for all purchases and sales of portfolio securities. Pursuant to an investment advisory agreement between MCM and Munder Series Trust, on behalf of the Munder Fund, the Munder Fund pays MCM an advisory fee of 1.00% based on the average daily net assets of the Munder Fund. During the fiscal year ended June 30, 2005, the Munder Fund paid an advisory fee of 1.00% of the average daily net assets of the Munder Fund. Pursuant to an Interim Investment Advisory Agreement with MCM, which is discussed further below in Proposal 2, Amerindo Fund pays MCM an advisory fee of 1.00% based on the average daily net assets of the Amerindo Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory contract between MCM and Munder Series Trust, on behalf of the Munder Fund, is available in the Munder Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2005.

PORTFOLIO MANAGERS

The Amerindo Fund is managed by Kenneth A. Smith, MCM’s director of technology investing, and Thomas Wald, a senior portfolio manager. Mr. Smith is responsible for the Amerindo Fund’s technology investments while Mr. Wald is responsible for the Amerindo Fund’s healthcare and biotechnology investments. With respect to the Amerindo Fund’s other investments, Messrs. Smith and Wald share responsibility.

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Kenneth A. Smith, Jonathan R. Woodley and Mark A. Lebovitz. Mr. Smith is lead manager and makes final investment decisions for the Fund.

Kenneth A. Smith, CFA, Director, Technology Investing and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. Mr. Smith leads MCM’s technology team and became Director of Technology Investing in 2004. He is also a member of the portfolio management team for the Munder Technology Fund.

Jonathan R. Woodley, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management team for the Munder Technology Fund and he provides idea generation and research support in the technology sector for other equity investment disciplines at MCM. Prior to 2005, Mr. Woodley was a portfolio manager for MCM’s small-cap growth investment discipline and, prior to that, was an analyst for MCM’s mid-cap core and small-cap growth investment disciplines. Mr. Woodley joined MCM in June 2000.

Mark A. Lebovitz, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Lebovitz is also a member of the portfolio management team for the Munder Technology Fund. Since joining MCM in 1999, Mr. Lebovitz has provided idea generation and research support in the technology sector for MCM’s equity disciplines.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund is available in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE

AMERINDO FUND AND THE MUNDER FUND

Information about the Amerindo Fund and the Munder Fund is included in (i) the Prospectus of the Amerindo Fund (Class D shares) dated February 25, 2005, as supplemented on May 31, 2005, June 6, 2005 and July 21, 2005; (ii) the Prospectus of the Munder Fund (Class A, B, C, R, K and Y shares) dated October 31, 2004, as supplemented on February 3, 2005 and May 18, 2005; (iii) the Statement of Additional Information for the Amerindo Fund dated February 25, 2005, as supplemented May 31, 2005, June 6, 2005 and July 21, 2005; (iv) the Statement of Additional Information for the Munder Fund dated October 31, 2004, as supplemented on November 22, 2004, January 25, 2005, February 3, 2005, April 15, 2005 and May 18, 2005; (v) the Annual Report for the Amerindo Fund (Class D shares) dated October 31, 2004; (vi) the Semi-Annual Report for the Amerindo Fund (Class D shares) dated April 30, 2005; and (vii) the Annual Report for the Munder Fund (Class A, B, C, K, R and Y shares) dated June 30, 2005. Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge for the Amerindo Fund by calling (888) 832-4386 or by writing to the Amerindo Fund at One Freedom Valley Drive, Oaks, PA 19456, or the Munder Fund by calling (800)468-6337 or by writing to the Munder Funds at 480 Pierce Street, Birmingham, Michigan 48009.

Both the Amerindo Fund and the Munder Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. In the case of the Munder Fund, they may also be inspected and copied at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661. In the case of the Amerindo Fund, the reports and other information may also be inspected and copied at the Northeast Regional Office of the SEC, 3 World Financial Center, New York, NY 10281. Copies of such material can also be obtained from the Public Reference Branch, SEC, Washington, DC 20549 at prescribed rates.

REQUIRED VOTE

Approval of the Reorganization and the liquidation, deregistration and dissolution of the Company following the Reorganization will require the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon. See “Voting Information.”

THE INDEPENDENT DIRECTORS HAVE UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AND THE LIQUIDATION, DEREGISTRATION AND DISSOLUTION OF THE COMPANY FOLLOWING THE REORGANIZATION.

PROPOSAL 1(B)

As noted above, the Reorganization Agreement may be terminated and the Reorganization abandoned prior to the consummation of the Reorganization by (i) mutual written agreement of the parties or (ii) action of one party or the other under other limited circumstances as provided in the

Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for the reasons described above (i.e., mutual agreement of the parties or for failure of either party to satisfy a condition to closing), the Amerindo Fund would continue to operate separate from the Munder Fund. The Independent Directors of the Amerindo Fund considered the fact that a liquidation would be a taxable event for shareholders for federal income tax purposes. However, the Independent Directors determined that it would be in the best interests of the Amerindo Fund and its shareholders to liquidate the Amerindo Fund and the Company and deregister and dissolve the Company in those circumstances rather than having the Amerindo Fund continue to operate at its current size and its current high expense ratio. The Independent Directors based this determination on the significantly reduced assets of the Amerindo Fund and the higher costs and expenses (and, therefore, high expense ratio) necessary to operate the Amerindo Fund as a stand-alone fund.

If the Reorganization is approved by shareholders but is NOT completed, and shareholders of the Amerindo Fund approve this Proposal 1(B), the liquidation of the Amerindo Fund and the Company will proceed as promptly as practicable thereafter. The proceeds of the liquidation will be the net asset value of the Class D shares of the Amerindo Fund after all charges, taxes, expenses and known liabilities of the Amerindo Fund are paid or provided for and will be paid entirely in cash. The deregistration and dissolution of the Company would then follow the completion of the liquidation.

The liquidation of the Amerindo Fund and the Company and the dissolution of the Company under the laws of the State of Maryland under the circumstances described in this Proposal 1(B) would be a taxable event for shareholders for federal income tax purposes. You should consult your tax advisor regarding the effect, if any, of this Proposal in light of your individual circumstances.

REQUIRED VOTE

Approval of the liquidation of the Amerindo Fund and the Company and the deregistration and dissolution of the Company in the event that Reorganization is approved by shareholders but does NOT take place will require the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon. See “Voting Information.”

THE INDEPENDENT DIRECTORS HAVE UNANIMOUSLY RECOMMENDED APPROVAL OF THE LIQUIDATION OF THE AMERINDO FUND AND THE COMPANY AND THE DEREGISTRATION AND DISSOLUTION OF THE COMPANY IN THE EVENT THAT THE REORGANIZATION IS APPROVED BUT DOES NOT TAKE PLACE.

Proposal No. 2

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

SUMMARY

At a meeting held on June 3, 2005, the Independent Directors approved an Interim Investment Advisory Agreement (“Interim Agreement”) between the Company, on behalf of the Amerindo Fund, and MCM, pursuant to which MCM is currently managing the assets of the Amerindo Fund. The parties entered into the Interim Agreement as of June 3, 2005. The Fund’s prior investment advisory contract with Amerindo Investment Advisors Inc. (“Former Agreement”) was terminated effective May 31, 2005.

The Independent Directors determined that it was not in the best interests of the Amerindo Fund and its shareholders to continue the Former Agreement because of criminal complaints filed against the Amerindo Fund’s prior investment adviser’s principals and their subsequent arrests pursuant to a Federal Grand Jury warrant. After considering proposals from several qualified investment managers on June 1, 2 and 3, 2005, the Independent Directors selected MCM to serve as the Amerindo Fund’s interim investment adviser. MCM’s disciplined investment approach, sector expertise, and overall performance history were the key factors in the Board’s selection. In addition, the Board considered that MCM provides investment advisory services to a wide range of clients, including corporations, foundations, charitable trusts, state, municipal and county government retirement plans, insurance companies, unions, individuals and mutual funds, including small-, mid- and large-cap domestic and international stocks, bonds and more specialized categories such as healthcare, REITS, power/energy and technology.

In addition, the Independent Directors determined that the scope and quality of the services to be provided under the Interim Agreement would be at least equivalent to the scope and quality of services under the Former Agreement. Under the terms of the Interim Agreement, the Amerindo Fund currently pays an annual advisory fee, equal to 1.00% of the Amerindo Fund’s average daily net assets, compared to a fee of 1.50% under the Former Agreement.

On June 3, 2005, the Company and MCM entered into the Interim Agreement pursuant to Rule 15a-4 under the 1940 Act. Under that Rule, the Company was able to enter into the Interim Agreement without the prior shareholder approval normally required for investment advisory agreements, provided that the Interim Agreement had a duration of no more than 150 days from the termination of the Former Agreement. Rule 15a-4 also requires that MCM’s compensation under the Interim Agreement be no greater than the compensation the Amerindo Fund’s former investment adviser would have received under the Former Agreement. The Interim Agreement also provides that the Amerindo Fund shall pay MCM a fee at the annual rate of 1.00% of the average daily net assets of the Amerindo Fund, computed and accrued daily and payable monthly. Under the Former Agreement, the fee payable to the Amerindo Fund’s former investment adviser was at the annual rate of 1.50% of the average daily net assets of the Amerindo Fund, computed and accrued daily and payable monthly.

The Independent Directors, together with their independent legal counsel, met on July 18, 2005 to consider the proposal to approve a new investment advisory agreement with MCM (“New Agreement”). The New Agreement was approved by the Independent Directors at that meeting. The Board determined that MCM’s disciplined investment approach, sector expertise and overall performance history were the key factors in their selection. In recommending that shareholders of the Amerindo Fund approve the New Agreement, the Independent Directors considered the following factors, among others, with respect to the New Agreement: (i) the fact that the management fee payable under the New Agreement will be at the same rate as the Interim Agreement; (ii) the fact that the portfolio managers who managed the Amerindo Fund during the Interim Agreement are the same as under the New Agreement; (iii) the performance record of MCM; (iv) the nature and quality of services expected to be rendered by MCM as well as the accompanying economies of scale; (v) the history, reputation, qualifications and background of personnel of MCM and its financial condition; and (vi) the commitment of MCM to pay certain expenses of the Amerindo Fund in connection with the Reorganization. The Board also determined that the scope and quality of services to be provided under the New Agreement will be at least equivalent to the scope and quality of services under the Interim Agreement.

If approved by shareholders, the Company and MCM would enter into the New Agreement and terminate the Interim Agreement as soon as is practicable after the Meeting. The material terms of the New Agreement are substantially the same as those of the Interim Agreement, except as to the provisions required of interim agreements under Rule 15a-4 described above.

In approving the New Agreement, the Independent Directors considered various factors, among them: (i) the nature, extent and quality of services provided to the Amerindo Fund including the personnel providing services; (ii) the Adviser’s compensation and profitability; (iii) comparison of fees with other advisers and performance; (iv) economies of scale; and (v) the terms of the investment advisory agreement. The Independent Directors’ analysis of these factors is set forth below. The Independent Directors were advised by separate independent legal counsel throughout the process.

Nature, Extent and Quality of Advisory Services. The Independent Directors considered the level and depth of knowledge of the Adviser, including its disciplined investment approach, sector expertise, and reputation within the industry. The Independent Directors took into account that the Adviser currently manages approximately $1 billion in technology-related investment assets through two mutual funds that specialize in that sector. The Independent Directors discussed the fact that, in addition to the Adviser’s technology expertise, the Adviser also provides investment advisory services to a wide range of clients, including corporations, foundations, charitable trusts, state, municipal and county government retirement plans, insurance companies, unions, individuals and mutual funds, including small-, mid- and large-cap domestic and international stocks, bonds and more specialized categories such as healthcare, REITS, power/energy and technology. In evaluating the quality of the services provided by the Adviser, the Independent Directors took into account their familiarity with the Adviser’s senior management through recent meetings, conversations and reports during the prior several months.

The Independent Directors also acknowledged the Adviser’s past willingness to consider and implement organizational and operational changes designed to improve investment results, including its efforts to retain qualified investment personnel, to enhance the quality and depth in the Adviser’s investment, trading, and administrative services departments and hiring of additional staff in 2004 and 2005.

The Independent Directors assessed the Adviser’s compliance policies and procedures, including the quality and depth of their legal and compliance team, as well as the number of employees dedicated to regulatory compliance, knowledge and experience of its Chief Compliance Officer and its automated compliance monitoring system. The Independent Directors concluded that all were of such a high caliber that they were confident that adequate systems were in place to monitor and detect potential compliance issues. The Independent Directors also determined that the Adviser’s compliance policies and procedures were consistent with the requirements under Rule 38a-1 of the 1940 Act.

The Independent Directors also considered the depth and strength of the Adviser’s portfolio management expertise compared to other potential advisers. They noted that given the recent developments at the Amerindo Fund’s former adviser, not only did the Adviser demonstrate a strong portfolio management team and compliance infrastructure, but the Independent Directors also believed that shareholders would benefit from their affiliation with the Adviser due to its strong reputation in the fund industry.

The Independent Directors also considered the Adviser’s efforts in marketing the Munder Funds (for which they serve as investment adviser and administrator) and the Adviser’s experience in coordinating the activities of the other service providers for the Munder Funds. The Independent Directors found the Adviser’s experience in managing other open-end funds and coordinating the activities of the service providers to those funds a relevant consideration in evaluating the Adviser’s ability to provide similar services to the Amerindo Fund. Finally, the Independent Directors considered the Adviser’s relationship with its affiliates and the resources available to them as well as the information provided by the Adviser in its Form ADV. In their evaluation, the Independent Directors recognized that the benefits derived from these relationships may have a positive result on the Amerindo Fund’s ability to grow and retain assets.

Based on these and other factors, the Independent Directors concluded that the facts presented to and considered by them justified approval of the New Agreement.

Adviser’s Compensation and Benefits Derived. The Independent Directors also took into consideration the financial condition and profitability of the Adviser and its affiliates and the direct and indirect benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the other funds they advise. After reviewing the Adviser’s profitability, the Independent Directors concluded that the costs of the Adviser’s services and the profitability of the Adviser under the New Agreement were not unreasonable.

The Independent Directors considered the Adviser’s representation that, beyond the fees earned by the Adviser and its affiliates for providing services to the Amerindo Fund, the Adviser may benefit from its relationship with the Amerindo Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Amerindo Fund as a positive attribute. The Independent Directors also considered the Adviser’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Adviser believes that soft dollars should be used for the benefit of clients to the maximum extent possible.

The Independent Directors took into account that, under the terms of the New Agreement, the Amerindo Fund will pay an annual advisory fee equal to 1.00% of the Amerindo Fund’s average daily net assets. The Independent Directors concluded that similar to the terms contained in the Interim Agreement, Amerindo Fund shareholders will continue to realize a 50 basis point decrease in their management fee from the fee paid to the Amerindo Fund’s prior investment adviser. The Independent Directors also noted that, if the Reorganization is approved, existing Amerindo Shareholders will also derive additional benefits, including a significantly reduced total expense ratio, once the Amerindo Fund merges into the Munder Fund, which currently has over $750 million in assets.

Based on these facts, the Independent Directors concluded that these additional benefits should not preclude approval of the New Agreement.

Expenses and Performance. The Independent Directors compared the investment advisory fees and total expense ratios for the Amerindo Fund with various comparative data, including the industry median and average advisory fees and expense ratios in the Amerindo Fund’s investment category. The Independent Directors determined that, after reviewing “Fund Peer Group data by Lipper Class” showing the expense ratios of comparable funds, including the Munder Fund, the advisory fees to be paid by the Amerindo Fund under the New Agreement, and the advisory fees paid by other mutual funds managed by the Adviser, the advisory fees for the Amerindo Fund were reasonable and appropriate given the nature, extent and quality of the services provided by the Adviser and are comparable to the terms of the advisory arrangements within the industry median and within its respective peer group. The Independent Directors reviewed the expense ratios of similar funds managed by the Adviser and noted that some funds’ expense ratios were the same or similar to that of the Amerindo Fund. The Independent Directors also reviewed the expense ratios of funds in the Lipper Science and Technology Category and noted that some of these funds’ expense ratios were higher than the Amerindo Fund and some expense ratios were lower than the Amerindo Fund.

The Independent Directors next considered the Adviser’s performance results for similar investment portfolios (including in particular the Munder Fund) managed by the Adviser during the six-month period, 12-month period and 24-month period ended March 31, 2005. The Independent Directors also reviewed the Munder Fund’s one-, three- and five -year Lipper “ranking” within the its peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five -year and overall “star” ratings of the Munder Fund by Morningstar, Inc.

The Independent Directors noted that although the overall performance of the Munder Fund, in comparison to its peer group and benchmark was higher in some instances and lower in others compared to certain peers, the Munder Fund’s recent strong performance in the one- and three-year Lipper Quartile ratings indicated positive investment momentum going forward. The Independent Directors also noted that during some periods the Munder Fund outperformed its peers in the Lipper Science & Technology Category and during other periods it underperformed its peers in the Lipper Science & Technology Category. The Independent Directors also reviewed the Amerindo and Munder Funds’ year-to-date performance through June 1, 2005. The Independent Directors noted that the Munder Fund’s performance surpassed that of the Amerindo Fund during this period. The Independent Directors determined that these factors all helped to instill confidence in their judgment that the Adviser was well qualified to advise the Amerindo Fund.

In its evaluation, the Independent Directors compared the performance of the Munder Fund to that of the Amerindo Fund and concluded that, although the Amerindo Fund performed better during certain time periods, the Munder Fund’s overall performance was within the range of its comparable peers and was consistent with the performance of its peer group. Although the performance of the Munder Fund described above was not necessarily indicative of a “five-star” fund, the Independent Directors reviewed that fact as merely one basis for their determination in evaluating the quality of the services provided by the Adviser.

The Independent Directors reviewed detailed information about the Munder Fund’s portfolio composition and investment strategies and the overall performance of the Adviser in managing its other funds, including an analysis of these other Munder Funds relative to their benchmark securities and market indices and comparable funds. Although performance of the Munder Fund has varied over time, the Independent Directors concluded that the Adviser’s investment management methodologies, which are focused on managing the risk and reducing the negative variance of a fund’s performance relative to its benchmark, should produce over time predictable long-term performance relative to its benchmark.

Based on these considerations and comparisons, the Independent Directors concluded that the investment performance of the Adviser and the advisory fee under the New Agreement supported approval of the New Agreement.

Economies of Scale. The Independent Directors considered the effective fees under the New Agreement as a percentage of assets at different asset levels and possible economies of scale. The Independent Directors noted that the New Advisory Agreement did not utilize a fee breakpoint structure. The Independent Directors did not consider this critical in their evaluation.

Conclusion. In considering the approval of the New Agreement, the Independent Directors did not identify any single factor as controlling. The Independent Directors reached the following conclusions regarding the New Agreement with the Adviser, among others: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the New Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of each of the other funds advised by the Adviser is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Amerindo Fund’s advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Adviser. Based on their conclusions, the Independent Directors determined that approval of the New Agreement would be in the interests of the Amerindo Fund and its shareholders.

RESULTS OF APPROVAL OR DISAPPROVAL OF THIS AND OTHER PROPOSALS

•	If shareholders approve Proposal 1(A), upon the closing of the Reorganization, they will hold shares of the Munder Fund and, therefore, will be subject to the terms of the Investment Advisory Agreement between MCM and Munder Series Trust, on behalf of the Munder Fund, regardless of whether shareholders approve or disapprove the New Agreement.

•	If neither Proposal 1(A) nor Proposal 1(B) is approved by Amerindo Fund shareholders, the Amerindo Fund and the Munder Fund will continue to operate separately. If Proposal 2 is approved but neither Proposal 1(A) nor Proposal 1(B) is approved, the Amerindo Fund will continue to be advised by MCM but will not be merged with and into the Munder Fund.

•	If none of the Proposals is approved, MCM will cease to serve as investment adviser to the Amerindo Fund on October 28, 2005 and the Independent Directors will need to take any further steps they deem necessary, appropriate and in the best interests of the Amerindo Fund and its shareholders under the circumstances.

TERMS OF THE INTERIM AGREEMENT AND NEW AGREEMENT

As indicated above, MCM serves as investment adviser to the Fund pursuant to the Interim Agreement, which was approved by the Board of Directors on June 3, 2005 and has not been approved by shareholders. A description of the material terms of the Interim Agreement are provided below. As indicated above, the material terms of the New Agreement are substantially the same as those of the Interim Agreement, except as to the provisions required to be included in the Interim Agreement pursuant to Rule 15a-4. A copy of the New Agreement is attached as Exhibit B.

Under both the Interim Agreement and the New Agreement, MCM is responsible, subject to the general supervision and direction of the Board of Directors of the Company, for providing overall investment management to the Amerindo Fund in accordance with the Amerindo Fund’s investment objectives, principal investment strategies and restrictions as stated in the Amerindo Fund’s Prospectus and Statement of Additional Information. In this regard, MCM is responsible for, among other things, causing investment decisions for the Amerindo Fund to be made; overseeing the placement of purchase and sale orders on behalf of the Amerindo Fund, employing professional portfolio managers and securities analysts to provide research services to the Amerindo Fund; maintaining books and records with respect to the Amerindo Fund’s securities transactions; and providing periodic and special reports to the Board, as requested.

Both the Interim Agreement and the New Agreement provide that MCM shall exercise its best judgment in rendering the services under the Interim Agreement and that MCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Amerindo Fund or its shareholders in connection to which the agreement relates, provided that nothing therein shall be deemed to protect or purport to protect MCM against any liability to the Amerindo Fund or to its shareholders to which MCM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of MCM’s reckless disregard of its obligations and duties under the agreement.

Both the Interim Agreement and the New Agreement also provide for each party to indemnify the other, its affiliated persons and persons who control it for purposes of Section 15 of the Securities Act of 1933, as amended, against certain losses, claims, damages, liabilities, or litigations. The indemnifications, however, do not protect the indemnified party against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Interim Agreement or the New Agreement, as applicable.

Both the Interim Agreement and the New Agreement also provide that the Amerindo Fund shall pay MCM a fee at the annual rate of 1.00% of the average daily net assets of the Amerindo Fund, computed and accrued daily and payable monthly. Other than advisory fees accrued and paid to date, the Fund has not made any other material payments to MCM or any affiliated person of MCM.

DESCRIPTION OF GENERAL PARTNERS AND PRINCIPAL EXECUTIVE OFFICER OF MCM

MCM is a general partnership formed under the laws of Delaware. The partners of MCM are Munder Group LLC, WAM Holdings, Inc. (“WAM”) and WAM Holdings II, Inc. (“WAM II”). No person currently that is a Director, officer or employee of the Amerindo Fund is a partner, member, officer, or employee of MCM.

Munder Group LLC was created as a means to offer key MCM personnel ownership in MCM. Accordingly, all of the owners of Munder Group LLC are current or former employees of MCM. WAM and WAM II are wholly-owned subsidiaries of Comerica Investment Services, Inc., which is a wholly-owned subsidiary of Comerica Bank, which in turn is a wholly-owned subsidiary of Comerica Incorporated (“Comerica”), a publicly held bank holding company. Comerica, through this indirect ownership of WAM and WAM II, owns or controls approximately 95% (87% on a fully diluted basis) of the partnership interests in MCM. Munder Group LLC owns the remaining interests.

Dennis J. Mooradian is the Chief Executive Officer of MCM, as well as the Executive Vice President, Wealth & Institutional Management of Comerica Inc.

MCM, Munder Group LLC, WAM, WAM II, Comerica Investment Services, Inc., Comerica Bank, Comerica and Dennis J. Mooradian are located at 480 Pierce Street, Birmingham, MI 48009.

INFORMATION ABOUT OTHER FUNDS MANAGED BY MCM IN A SIMILAR MANNER

As indicated elsewhere in this Proxy Statement/Prospectus, the Munder Fund has a similar investment objective to that of the Amerindo Fund. MCM is also a sub-adviser to the ATSF Munder Net50 Fund, a series of Aegon/Transamerica Series Fund, Inc., which also has an investment objective similar to that of the Amerindo Fund. As a sub-adviser to the Aegon/Transamerica Series Fund, Inc., MCM performs a much more limited set of services and assumes significantly reduced responsibilities for that fund than it does for either the Amerindo Fund or the Munder Fund. Hence it receives an appropriately reduced fee for its limited services and responsibilities with respect to that fund.

Certain information about the Munder Fund and the ATSF Munder Net50 Fund, which are both managed by MCM in a manner similar to the Amerindo Fund, is provided below:

Fund	Net Assets as of June 30, 2005	Investment Advisory Fee	Description of Expense Waiver or Reimbursement Arrangement
Munder Fund	$684.2 million	1.00% of average daily net assets	None at present*

ATSF Munder Net50 Fund	$87.6 million	0.50% of average daily net assets, subject to a minimum annual fee of $150,000	None

*	The Munder Fund is not currently subject to a contractual fee waiver, although MCM may at any time, and from time to time, voluntarily agree to waive its advisory fee from the Munder Fund or reimburse certain expenses of the Munder Fund.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

As of the fiscal year ended October 31, 2004, the Amerindo Fund made no commission payments to any entity that, as of that date, was an “Affiliated Broker”, as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. MCM was not the Fund’s investment adviser as of that date and MCM’s affiliated persons that may be in the business of conducting brokerage transactions therefore would not have been “Affiliated Brokers” as of that date. Currently, there are no MCM affiliates that provide brokerage to the Amerindo Fund or the Munder Fund, however, affiliates could provide brokerage to either Fund in the future provided such activities were performed in accordance with the rules and regulations of the SEC and the policies and procedures of the applicable Fund.

REQUIRED VOTE

Approval of the New Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Amerindo Fund. “Majority of the Outstanding Voting Securities” means the lesser of (a) 67% or more of the voting securities present at the shareholders meeting, if the shareholders constituting greater than 50% of the outstanding voting securities of the company are present or represented by proxy or (b) the vote of more than 50% of the outstanding voting securities of the Amerindo Fund.

THE INDEPENDENT DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE NEW AGREEMENT WITH MCM.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the

Amerindo Fund on or about September 2, 2005. Only shareholders of record as of the close of business on the Record Date, August 15, 2005, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR each Proposal and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Company at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

PROXY SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of the Amerindo Fund, MCM and their affiliates or InvestorConnect (as defined herein). The Fund has retained InvestorConnect, a division of The Altman Group, Inc. (“InvestorConnect”), as the solicitor for the proxies, at an estimated cost of $25,000. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. MCM may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners. The cost of the solicitation will be shared by the Amerindo Fund and MCM as indicated above.

As the Meeting date approaches, certain shareholders of the Amerindo Fund may receive a telephone call from officers and representatives of the Amerindo Fund, MCM and their affiliates or InvestorConnect if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Independent Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the InvestorConnect representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the InvestorConnect representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to InvestorConnect, then the InvestorConnect representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the InvestorConnect representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. InvestorConnect will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call InvestorConnect immediately if his or her instructions are not correctly reflected in the confirmation.

VOTE REQUIRED

Proposal 1(A). Approval of the Reorganization and the liquidation, deregistration and dissolution of the Company following the Reorganization will require the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon.

Proposal 1(B). Approval of the liquidation of the Amerindo Fund and the Company and the deregistration and dissolution of the Company in the event that Reorganization is approved by shareholders but does NOT take place will require the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon.

Proposal 2. Approval of the New Agreement between the Company and MCM will require the affirmative vote of a majority of the outstanding voting securities of the Amerindo Fund. The vote of a majority of the outstanding voting securities means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Amerindo Fund, whichever is less.

Shareholders of the Amerindo Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

QUORUM AND ADJOURNMENTS

The holders of thirty-three and one-third percent (33 1/3%) of the shares of the Amerindo Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

However, the mere presence of a quorum at the Meeting may not be sufficient to approve one or more of the proposals. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal, provided any such adjournment is to a date within the time period needed for approval of that proposal (e.g., an adjournment of the Meeting after October 28, 2005 with respect to Proposal 2 will not permit shareholders to effectively approve such proposal). All such adjournments will require the affirmative vote of a majority of the votes cast. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals specified herein prior to any such adjournment if sufficient votes for the approval of that proposal have been received.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. These broker non-votes and abstentions will not be treated as votes in favor of any of the Proposals or any adjournment and will count as a vote against each Proposal.

APPRAISAL RIGHTS

Under the State of Maryland and the 1940 Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of the Amerindo Fund at NAV at any time until the close of business of the closing date of the Reorganization and, thereafter, on any business day shareholders may redeem at NAV their shares of the Munder Fund acquired by them in the Reorganization.

SHARE INFORMATION

There were 6,637,081.544 Class D shares of the Amerindo Fund outstanding as of the close of business on the Record Date. On August 15, 2005, to the knowledge of the Company, no shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Amerindo Fund. As of the Record Date, each of the Directors and executive officers owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the Amerindo Fund.

The votes of the shareholders of the Munder Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Munder Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

THE INDEPENDENT DIRECTORS RECOMMEND APPROVAL OF EACH PROPOSAL. ANY EXECUTED PROXIES WITHOUT MARKED INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF EACH PROPOSAL.

APPENDIX A

FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Comparison of Investment Objectives and Strategies of the Funds

	Amerindo Fund	Munder Fund
Investment Objective	The Amerindo Fund’s investment objective is to seek long-term capital appreciation. Current income is incidental to the Amerindo Fund’s investment objective.	The Munder Fund’s investment objective is to provide long-term capital appreciation.

Principal Investment Strategies

The Amerindo Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in the common stocks of technology companies. Technology companies are those companies with business operations in either the technology or science areas. Industries likely to be represented in the portfolio include the Internet, computers, networking and internetworking software, computer-aided design, telecommunications, media and information services, medical devices and biotechnology. In addition to investing at least 80% of its net assets in technology companies, the Amerindo Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The Amerindo Fund’s investment policy is not limited to any minimum capitalization requirement and the Amerindo Fund may hold securities without regard to the capitalization of the issuer. The Amerindo Fund may purchase shares of companies during their initial public offerings or during an additional public offering of the same security. In addition, the investment adviser anticipates that a significant portion of the Amerindo

Under normal circumstances, the Munder Fund will invest at least 80% of its assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of the types of companies positioned to benefit from the growth of the Internet. This investment strategy may not be changed without 60 days’ prior notice to shareholders.

The Munder Fund pursues its investment objective by investing primarily in domestic and, to a lesser extent, foreign companies positioned to benefit from the growth of the Internet. These types of companies fall into three basic categories:

•      Pure plays—companies whose core business models are focused exclusively on the Internet;

•      Builders—companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

•      Beneficiaries—companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

There is no limit on the market capitalization of the companies the Munder Fund may invest in or on the

Amerindo Fund	Munder Fund

Fund’s holdings may be invested in newly-issued securities being sold in the secondary market.

Although the Amerindo Fund will primarily invest in common stocks issued by U.S. companies, the Amerindo Fund also may invest in other types of securities such as convertible stocks, preferred stocks, bonds and warrants, when the investment in such securities is considered consistent with the Amerindo Fund’s investment objective by the investment adviser.

The Amerindo Fund will not invest more than 20% of its total assets in convertible stocks, preferred stocks, bonds and warrants. The bonds in which the Amerindo Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, however, the Amerindo Fund will invest only in “investment grade” debt securities, or, in the case of unrated securities, debt securities that are, in the opinion of the investment adviser, of equivalent quality to “investment grade” securities).

length of operating history for the companies. The Munder Fund may invest without limit in initial public offerings (IPOs), although it is uncertain whether such IPOs will be available for investment by the Munder Fund or what impact, if any, they will have on the Munder Fund’s performance.

The Munder Fund may purchase and sell options on securities, stock market indices or futures and may use exchange-traded funds (ETFs) to manage cash.

Further Information Regarding the Munder Fund’s Principal Investment Strategies and Risks

Derivatives Risk

Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including future contracts, options on futures contracts, options, and forward currency exchange contracts. The Munder Fund may, but is not required to, purchase derivative instruments. The Munder Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or for the purpose of remaining fully invested or maintaining liquidity. The Munder fund will not use derivatives for speculative purposes (taking a position in the hope of increasing return). There can be no assurance that the Munder Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

The use of derivative instruments exposes the Munder Fund to additional risks and transaction costs. The risks of derivative instruments include:

•	the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

•	imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

•	the fact that skills needed to use these strategies are different than those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•	particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.

Foreign Securities

Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. The Munder Fund may invest up to 25% of its total assets in foreign securities.

Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Direct investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

To the extent the Munder Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Munder Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that the Munder Fund is invested in foreign currency-denominated securities while also maintaining currency positions, it may be exposed to greater combined risk. The Munder Fund’s net currency positions may expose it to risks independent of its securities positions.

Other Investment Strategies and Risks of the Munder Fund

Securities Lending

Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The Munder Fund may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of the Munder Fund’s total assets (including the loan collateral). This is a fundamental policy that can be changed only by shareholders. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments

A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Comparison of Fundamental Investment Restrictions

Restriction	The Amerindo Fund may not:	The Munder Fund may not:
Borrowing	Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Amerindo Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings may exceed 5% of the value of the Amerindo Fund’s total assets, the Amerindo Fund will not purchase additional securities. Interest paid on borrowings will reduce net income. 300% asset coverage is maintained at all times.	Borrow money except that the Munder Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets.

Restriction	The Amerindo Fund may not:	The Munder Fund may not:
Mortgages, etc.	Mortgage, pledge or hypothecate any assets except that the Amerindo Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with the borrowing restriction above.	Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by the investment limitation on borrowing stated above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

Underwriting	Underwrite the securities of other issuers, except insofar as the Amerindo Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.	Substantially similar to the Amerindo Fund.

Senior Securities	Issue senior securities except insofar as the Amerindo Fund may be deemed to have issued a senior security in connection with any permitted borrowing.	Substantially similar to the Amerindo Fund.

Short Sales	Sell securities short, except short sales “against-the-box,” or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent permitted in the Amerindo Fund’s prospectus or statement of additional information or, to the extent that securities subject to a demand obligation and stand-by commitments may be purchased.	Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Munder Fund may make margin deposits in connection with transactions in options, futures and options on futures.

Illiquid Securities	Invest more than an aggregate of 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days, securities that are not readily marketable or are illiquid investments. Such securities include foreign securities and bank participation interests for which a readily available market does not exist, except as described in the Amerindo Fund’s Prospectus.	The Munder Fund may invest up to 15%, of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Munder Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

Restriction	The Amerindo Fund may not:	The Munder Fund may not:
Real Estate and Commodities	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Amerindo Fund from investing in Government obligations secured by real estate or interests in real estate.

Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein; and

Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward currency contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by the Munder Fund’s prospectus.

Lending	Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Amerindo Fund’s total assets less liabilities other than obligations created by these transactions.	Make loans of securities to other persons in excess of 25% of the Munder Fund’s total assets; provided the Munder Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations.

Concentration	Invest more than 25% of its assets in the securities of “issuers” in any single industry, except the technology and science areas as set forth in the Amerindo Fund’s prospectus, provided also that there shall be no limitation on the Amerindo Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.	Invest more than 25% of its total assets in any one industry except that the Munder Fund will invest more than 25% of its assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or Intranet related businesses, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries.

Restriction	The Amerindo Fund may not:	The Munder Fund may not:
Other Investment Companies	Invest in securities of other investment companies, except (i) the Amerindo Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Amerindo Fund and then only up to 5% of the Amerindo Fund’s net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and (ii) as permitted by Section 12(d) of the 1940 Act.	No comparable fundamental restriction. However, the Munder Fund is subject to the limitations provided by Section 12(d) of the 1940 Act.

Exercising Control	No comparable restriction.	Make investments for the purpose of exercising control or management.

Diversification	No comparable fundamental restriction.	With respect to 75% of the Munder Fund’s assets, invest more than 5% of the Munder Fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Other Investments	Make portfolio investments other than as described herein or any other form of investment, where applicable, which meets the Amerindo Fund’s investment criteria, as determined by the investment adviser and the Board, and which is consistent with the Amerindo Fund’s objective and policies.	No comparable restriction.

APPENDIX B

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

AND FINANCIAL HIGHLIGHTS

The performance data contained in the following commentary is based on Class D shares of the Amerindo Fund for the fiscal year ended October 31, 2004 and Class A shares for the Munder Fund for the fiscal year ended June 30, 2005. In each case, this information first appeared in the annual report to shareholders of each Fund, respectively. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares. Fund holdings are subject to change and percentages shown are based on total net assets as of October 31, 2004 for the Amerindo Fund and June 30, 2005 for the Munder Fund. The most currently available data regarding portfolio holdings for the Munder Fund can be found on the Munder Fund’s website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789. The most currently available data regarding portfolio holdings for the Amerindo Fund can be obtained by calling (888) 832-4386.

AMERINDO FUND

The Amerindo Fund exhibited a return of 19.83% for the year ended October 31, 2004, relative to the 2.21% return for the NASDAQ Composite Index. The Amerindo Fund posted a strong year end return, relative to its NASDAQ Composite benchmark. In general, Internet-related companies fared somewhat better over the year, compared to other equities, as Internet-related companies continued to benefit from both secular trends that are not as sensitive to the economy, and from the development of strong new product cycles.

Hypothetical and Total Returns

The following graph represents the performance of the Class D shares of the Amerindo Fund, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the Class D shares offered by the Amerindo Fund. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Amerindo Technology Fund (Class D)

versus the NASDAQ Composite Index(3)

Growth of a $10,000 Investment

10/28/96(1) to 10/31/04

[The following will appear as a line graph]

	Amerindo Technology Fund Class D Shares	NASDAQ Composite Index
10/28/96 (Inception)	$10,000	$10,000
October 1997	7,550	13,156
October 1998	9,070	14,686
October 1999	33,580	24,671
October 2000	28,912	28,073
October 2001	6,112	14,126
October 2002	5,325	11,156
October 2003	10,034	16,285
October 2004	12,024	16,721

Average Annual Total Returns

as of October 31, 2004(2)

One Year Return	3 Year Return	5 Year Return	Inception to Date
19.83%	25.30%	(18.57)%	2.33%

(1)	Commencement of operations for Class D Shares.
(2)	This chart illustrates the total value of an assumed $10,000 investment in the Amerindo Technology Fund Class D shares from October 28, 1996 to October 31, 2004, as compared to the performance of an appropriate broad-based index. Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
(3)	The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund’s past or future performance. A direct investment in the Index is not possible. Index comparisons begin on October 28, 1996.

MUNDER FUND

Fund holdings are subject to change and percentages shown are based on total net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in the Annual Report dated June 30, 2005. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

Industry Allocation

[Industry allocation pie chart]
Internet Software & Services	40.4%
Other	22.0%
Software	12.9%
Internet & Catalog Retail	12.6%
Computers & Peripherals	6.4%
Communications Equipments	5.7%

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the Fund’s other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

The Fund earned a return of -4.35% for the year ended June 30, 2005 compared to the -4.76% return for the Inter@ctive Week Internet Index, the 1.25% return for the Morgan Stanley Internet Index and the -3.22% median return for the Lipper universe of science and technology funds. As of June 30, 2005, 98.3% of the Fund was invested in publicly traded equities, and 1.9% was invested in private equities.

The Fund’s greatest strength during the year, relative to its Morgan Stanley Internet benchmark, came from its holdings in the capital markets and commercial services and supplies industries. In the capital markets industry, overweighted positions in Ameritrade Holding Corporation (2.0% of the Fund) and E*TRADE Financial Corporation (1.6% of the Fund) were the key drivers of strong relative returns. Among the commercial services and supplies holdings, an underweight in 51job, Inc. (0.1% of the Fund) helped to boost relative returns. The stock price of 51job, a provider of human resource services in China, declined significantly when the company issued a disappointing earnings report in January. An overweight in Monster Worldwide, Inc. (3.1% of the Fund) also provided relative strength in the commercial services and supplies industry. Monster Worldwide provides recruitment and job placement services. The company’s flagship Internet site, Monster.com allows the posting of resumes and the advertising of positions.

In the private equity segment of the Fund, the Fund’s investment in BlueStream Ventures, L.P., a privately-held venture capital partnership that focuses on technology companies, was the largest detractor from relative performance for the year. The Fund’s holdings in BlueStream Ventures, L.P. were sold in June, 2005, based on a decision by Munder Capital Management to reduce the Fund’s future funding commitments and to redeploy the Fund’s assets into investments in publicly-traded technology companies.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Munder Internet Fund since the inception of its oldest class of shares, the Class A Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for the Class A shares of the Fund. The information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Internet Fund

[The following will appear as a line graph]

Period	Class A - 5.50% Front-end Load	S&P 500® Index#	Inter@ctive Week Internet Index#	Inter@active/Morgan Stanley Internet Index#	Lipper Science & Technology Funds Median

8/19/1996	10,000	10,000	10,000	10,000	10,000
8/31/1996	9,715	10,000	10,000	10,000	10,000
	11,794	10,562	11,447	11,447	11,123
	12,191	10,851	10,899	10,899	11,014
	12,323	11,675	11,957	11,957	12,021
	12,248	11,446	10,993	10,993	11,769
	12,073	12,157	11,704	11,704	12,562
	11,211	12,255	9,650	9,650	11,434
	9,903	11,746	8,837	8,837	10,598
	10,290	12,447	8,885	8,885	10,982
	12,393	13,211	11,128	11,128	12,362
6/30/1997	12,393	13,800	10,739	10,739	12,445
	14,193	14,896	12,733	12,733	14,075
	14,272	14,068	12,356	12,356	14,065
	16,335	14,839	13,012	13,012	14,637
	16,567	14,343	12,149	12,149	13,286
	16,151	15,007	11,910	11,910	13,181
	15,974	15,265	11,725	11,725	12,686
	16,817	15,435	12,424	12,424	13,037
	18,526	16,548	13,708	13,708	14,527
	20,211	17,395	14,019	14,019	14,814
	21,178	17,571	14,678	14,678	15,394
	19,682	17,268	14,303	14,303	14,287

6/30/1998	23,202	17,969	17,264	17,264	15,388
	22,515	17,779	17,264	17,264	15,097
	17,075	15,208	13,694	13,694	12,183
	19,942	16,183	16,848	16,848	13,890
	20,909	17,499	18,003	18,003	14,771
	27,239	18,559	22,439	22,439	16,552
	31,616	19,628	28,884	28,884	19,207
	42,558	20,449	35,828	41,590	22,017
	40,396	19,813	32,908	40,089	19,881
	48,722	20,605	41,303	56,681	21,951
	51,372	21,402	44,896	63,614	22,359
	45,074	20,897	40,218	57,125	22,144
6/30/1999	50,253	22,057	42,269	65,037	24,742
	44,735	21,369	37,615	55,737	24,546
	45,644	21,262	40,101	59,538	25,845
	48,510	20,680	43,670	66,789	26,651
	53,220	21,989	48,129	75,599	29,138
	64,657	22,435	59,151	96,064	33,727
	87,158	23,756	77,487	137,823	41,980
	86,321	22,564	72,141	136,058	41,073
	107,410	22,137	84,917	158,141	51,173
	98,892	24,302	83,991	146,296	49,873
	79,094	23,571	69,234	114,520	44,522
	66,083	23,088	56,945	92,704	39,380
6/30/2000	79,871	23,656	66,945	102,624	45,452
	75,674	23,287	65,713	95,348	43,279
	85,437	24,733	75,714	109,831	49,590
	74,441	23,427	67,923	90,600	44,289
	61,793	23,328	59,324	72,144	39,864
	42,149	21,490	42,630	46,858	30,014
	39,897	21,595	37,792	39,679	29,257
	43,884	22,362	42,028	44,254	32,438
	30,627	20,323	29,084	31,863	23,514
	23,642	19,034	22,639	23,346	19,935
	28,570	20,513	26,985	28,060	23,856
	28,237	20,651	26,424	28,116	22,766
6/30/2001	28,319	20,149	25,544	27,028	22,627
	23,978	19,951	22,752	21,736	20,765
	19,187	18,702	18,067	16,554	18,126
	14,845	17,191	13,832	12,020	14,183
	17,155	17,520	16,212	15,245	16,335
	20,039	18,863	19,935	18,470	18,896

	20,660	19,029	19,728	19,104	19,057
	19,959	18,752	18,606	18,250	18,821
	16,708	18,390	14,927	15,286	16,304
	17,891	19,081	16,332	16,402	17,780
	14,731	17,925	13,526	13,438	15,636
	13,341	17,792	12,985	12,323	14,724
6/30/2002	12,247	16,525	11,091	10,476	12,789
7/31/2002	10,729	15,236	9,566	9,056	11,418
8/31/2002	10,534	15,337	9,765	9,208	11,148
9/30/2002	9,489	13,670	8,481	7,857	9,466
10/31/2002	11,500	14,873	10,500	10,297	11,064
11/30/2002	13,292	15,749	13,024	12,738	12,790
12/31/2002	11,453	14,823	11,219	10,917	11,037
1/31/2003	11,442	14,434	11,307	11,152	10,973
2/28/2003	11,430	14,218	11,269	11,016	11,001
3/31/2003	12,235	14,356	11,352	11,333	10,899
4/30/2003	14,039	15,539	12,659	12,919	12,022
5/31/2003	16,450	16,358	14,661	15,181	13,531
6/30/2003	16,750	16,567	15,099	15,098	13,603
7/31/2003	17,669	16,858	15,742	16,173	14,350
8/31/2003	18,532	17,187	16,599	17,041	15,438
9/30/2003	17,716	17,005	16,149	16,421	15,036
10/31/2003	19,015	17,968	17,738	17,322	16,569
11/30/2003	18,853	18,126	18,091	17,447	16,862
12/31/2003	19,255	19,075	19,431	17,930	16,877
1/31/2004	20,416	19,426	20,683	19,447	17,699
2/29/2004	20,036	19,696	20,428	18,580	17,391
3/31/2004	20,347	19,399	20,339	18,221	16,975
4/30/2004	19,163	19,094	19,492	17,159	15,819
5/31/2004	20,609	19,356	20,779	17,933	16,662
6/30/2004	21,288	19,732	21,986	18,871	16,956
7/31/2004	18,163	19,078	19,504	16,442	15,104
8/31/2004	16,991	19,155	18,814	15,811	14,485
9/30/2004	18,508	19,362	19,809	16,777	15,156
10/31/2004	19,289	19,658	21,187	18,115	16,010
11/30/2004	21,069	20,454	22,834	19,306	16,921
12/31/2004	21,966	21,149	23,512	20,479	17,478
1/31/2005	20,231	20,633	20,949	18,878	16,384
2/28/2005	18,990	21,067	20,038	17,777	16,417
3/31/2005	18,933	20,694	19,908	18,151	15,934
4/30/2005	18,232	20,301	19,199	17,530	15,217
5/31/2005	20,265	20,946	21,700	19,630	16,609
6/30/2005	20,311	20,976	20,943	19,106	16,402

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Class and Inception Date	With Load		Without Load	S&P 500® Index#	Inter@active Week Internet Index#	Inter@ctive/ Morgan Stanley Internet Index#	Lipper Science & Technology Funds Median**
Class A—8/19/96	$20,311	*	$21,489	$20,976	$20,943	$19,106	$16,402

AVERAGE ANNUAL TOTAL RETURNS

Class and Inception Date	One Year w/load		One Year w/out load	Five Years w/load		Five Years w/out load	Since Inception w/load		Since Inception w/out load
Class A—8/19/96	(9.84	)%*	(4.59)%	(24.81	)%*	(23.96)%	8.32	%*	9.01%

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A.
#	The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. This index was created on January 1, 1999. Performance for earlier periods is that of the Inter@ctive Internet Index. Index since inception comparative returns for Class A shares of the Fund are as of 9/1/96.
**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A shares of the Fund are as of 9/1/96.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance of the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of a Fund (assuming reinvestment of all dividends and distributions). For the Amerindo Fund, this information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report along with the Amerindo Fund’s financial statements, are included in the annual reports of the Amerindo Fund, and are incorporated by reference into the Statement of Additional Information. For the Munder Fund, this information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Munder Fund’s financial statements, are included in the annual reports of the Munder Fund, and are incorporated by reference into the Statement of Additional Information.

Amerindo Fund Financial Highlights

The following table is intended to help you understand the Amerindo Fund Class D shares financial performance over the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Class D shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP for the fiscal periods ended October 31, 2000, 2001, 2002, 2003 and 2004. The financial information for the six-month period ended April 30, 2005 has not been audited. The report of Deloitte & Touche LLP dated December 17, 2004, along with the Amerindo Fund’s financial statements, is included in the annual report which is available upon request from the Amerindo Fund. You may obtain the most recent annual and semi-annual reports and Statement of Additional Information of the Amerindo Fund without charge by calling (888) 832-4386.

	2005+++	2004++	2003++	2002++	2001++	2000
Net asset value beginning of period	$8.40	$7.01	$3.72	$4.27	$20.20	$23.46
Net Investment loss	(0.08)	(0.17)	(0.12)	(0.10)	(0.16)	(0.53)
Net realized and/or unrealized gain (loss) on investments	(1.28)	1.55	3.38	(0.45)	(15.77)	(2.73)
Total from Operations	(1.36)	1.38	3.26	(0.55)	(15.93)	(3.26)
Redemption fees	(0.02)	0.01	0.03	— **	— **	— **
Net asset value end of period	7.06	8.40	7.01	3.72	4,27	20.20
Total return*	(15.95)%	19.83%	88.44%	(12.88)%	(78.86)%	(13.90)%

Ratios/Supplemental Data:
Net assets end of period (000)	$97,850	$137,671	$127,543	$51,374	$71,055	$379,869
Ratio to average net assets: Expenses**	2.25%	2.25%	2.25%	2.25%	2.25%	2.13%
Net investment loss**	(2.01)%	(2.14)%	(2.10)%	(2.19)%	(1.83)%	(1.94)%
Portfolio turnover rate	59.05%	85.23%	117.16%	50.17%	70.03%	30.51%

*	Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.
**	Net of fees waived amounting to 0.48%, 0.69%, 0.90%, 0.31% and 0.00% of average net assets for the years ended October 31, 2004, 2003, 2002, 2001 and 2000, respectively.
***	For years 2000 to 2002, the Fund’s redemption fees did not materially impact the Fund’s net asset value by more than $0.01.
+	Per share data calculated using average shares outstanding method. Amounts designated as “—” are either $0 or have been rounded to $0.
++	Per share data calculated using average shares outstanding method.
+++	Per share data calculated using average shares outstanding method. The information provided is for the six months ended April 30, 2005. Figures for April 30, 2005 have not been audited. All ratios have been annualized.

Munder Fund Financial Highlights

The financial highlights tables are intended to help you understand the Munder Fund’s financial performance of the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). The information shown below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements are included in the annual report of the Fund, and are incorporated by reference into the Statement of Additional Information. The Munder Fund’s website, www.munder.com contains the Munder Fund’s most recent annual and semi-annual reports. You may also obtain the most recent annual and semi-annual reports and Statement of Additional Information of the Munder Fund without charge by calling (800) 438-5789.

	Year Ended 6/30/05 Class A (a)	Year Ended 6/30/04(c) Class A (a)		Year Ended 6/30/03(c) Class A (a)	Year Ended 6/30/02(c) Class A (a)	Year Ended 6/30/01 Class A (a)
Net asset value, beginning of period	$18.53	$14.58		$10.66	$24.65	$70.03

Income/(loss) from investment operations:
Net investment loss	(0.31)	(0.40)		(0.30)	(0.28)	(0.61)
Net realized and unrealized gain/(loss) on investments	(0.52)	4.35		4.22	(13.71)	(44.30)
Total from investment operations	(0.83)	3.95		3.92	(13.99)	(44.91)
Less distributions:
Distributions from net realized gains	—	—		—	—	(0.47)
Total distributions	—	—		—	—	(0.47)
Short-term Trading Fees	0.00 (d)	(0.00	)(d)	—	—	—
Net asset value, end of period	$17.70	$18.53		$14.58	$10.66	$24.65
Total return (b)	(4.59)%	27.09%		36.77%	(56.75)%	(64.54)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$358,457	$362,780		$335,313	$298,741	$826,510
Ratio of operating expenses to average net assets	2.29%	2.47%		3.04%	2.60%	1.86%
Ratio of net investment loss to average net assets	(1.75)%	(2.36)%		(2.80)%	(1.71)%	(1.36)%
Portfolio turnover rate	72%	43%		40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	2.31%	2.55%		3.16%	2.64%	1.86%

(a)	The Munder Internet Fund Class A Shares commenced operations on August 19, 1996.
(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Amount is less than $0.01 per share.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE PURCHASE, SALE OR EXCHANGE OF

MUNDER FUND SHARES AND OTHER INFORMATION ABOUT THE MUNDER FUND

HOW TO OBTAIN MORE INFORMATION ABOUT THE AMERINDO FUNDS

The information in this Appendix C describes in greater detail certain information about the Munder Fund and other funds in the Munder Fund complex. It does not provide similar information for the Amerindo Fund.

If you wish to obtain similar information about the Amerindo Fund, you may obtain the Statement of Additional Information for the Amerindo Fund, its Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Amerindo Fund toll-free at (888) 832-4386. To request other information about the Amerindo Fund and to make shareholder inquiries, please call your financial intermediary or the Amerindo Fund.

PURCHASE INFORMATION FOR THE MUNDER FUNDS

Who May Purchase Shares

Class A

All investors are eligible to purchase Class A shares.

The Munder Fund also offers other classes of shares not offered by this prospectus. Each class has different sales charges, expenses and performance. For information regarding the Munder Fund’s other share classes, call (800) 438-5789.

Methods for Purchasing Shares

Investors may purchase Munder Fund shares through one of the following means:

Through a Broker or Other Financial Intermediary

Any broker or other financial intermediary authorized by the Munder Fund’s distributor can sell you shares of the Munder Fund. Confirmations of share purchases will be sent to the financial intermediary through which the purchase is made.

By Mail

For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the class of shares being purchased on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused.

For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.

By Wire

For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below.

To obtain an Account Application, your account number or more information, call (800) 438-5789.

Wire Instructions

Bank ABA/Routing #: 031000053

Bank Account Number: 8606905396

Bank Account Name: The Munder Funds

RFB: (Fund Name and Class)

OBI: (Your Name and Acct #)

You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.

By Electronic Funds Transfer

For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above an Application Form with the Banking Information section completed and you must not decline your electronic funds transfer purchase privilege. Once your account has been established you can make investments by electronic funds transfer (“EFT”).

For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT. To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com. Please note that EFT transactions usually require two days to complete.

Through the Automatic Investment Plan (“AIP”)

Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.

Policies for Purchasing Shares

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Munder Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity is verified. We also may close your account or take other appropriate action if we are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Funds any sales charges paid in connection with your purchase of Fund shares.

Investment Minimums

The minimum initial investment for Class A shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts (“IRAs”), Education Savings Accounts (“ESAs”), 403(b), Uniform Gifts to Minor Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts is $500 per Fund. Subsequent investments of less than $50 per Fund for all account types may be refused. If you use the AIP, the minimum initial and subsequent investment per Fund is $50.

Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services or through certain retirement plans.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

Management of the Munder Fund reserves the right to waive any investment minimum.

Accounts Below Minimums

If your investment in Class A shares of the Munder Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or your account may be charged a quarterly servicing fee of $6.

Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.

Management of the Munder Fund further reserves the right, upon 30 days’ advance written notice, to redeem your Class A shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum. You will have the option to increase the value of your account upon receipt of such notice. A CDSC may be applied if we redeem your account.

Timing of Orders

Purchase orders must be received by the Munder Fund or an authorized agent of the Munder Fund (such as the Fund’s distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary) before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.

REDEMPTION INFORMATION

Methods for Redeeming Shares

Shareholders may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Munder Fund containing (1) your account number; (2) the name of the Munder Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below).

All redemption requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

By Telephone

If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving $50,000 or less per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.

The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.

You may not make telephone redemptions from an IRA, ESA or 403(b) account.

By Internet

If you did not decline the online redemption privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

As with redemptions by telephone, the Munder Fund must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

You may not make internet redemptions from an IRA, ESA or 403(b) account.

Through the Systematic Withdrawal Plan (“SWP”)

If you have an account value of $5,000 or more in a Fund, you may redeem Class A shares on a monthly or quarterly basis. For IRA or 403(b) accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Munder Fund. You may change or cancel a SWP at any time upon notice to the M under Fund. If you pay a sales charge on the purchase of Class A shares, you should not participate in a SWP. In addition, any applicable CDSC will be charged upon redemption of Class A shares.

Policies For Redeeming Munder Fund Shares

Where Proceeds Are Sent

In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.

If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

Short-Term Trading Fee

A short-term trading fee may apply to redemptions of shares made within 60 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fee” for more information.

Please see the SAI for information about the tax aspects of the short-term trading fee.

Medallion Signature Guarantee

For your protection, a medallion signature guarantee is required for the following Class A redemption requests:

•	redemption proceeds greater than $50,000;

•	redemption proceeds not being made payable to the record owner of the account;

•	redemption proceeds not being mailed to the address of record on the account;

•	redemption proceeds being mailed to address of record that has changed within the last 30 days;

•	if the redemption proceeds are being transferred to another Munder Fund account with a different registration;

•	change in ownership or registration of the account; or

•	changes to banking information without a voided check being supplied.

We reserve the right to require a medallion signature guarantee for other types of redemption requests. When the Munder Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.

Accounts Held Through Financial Institutions

Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Redemption Difficulties

During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

EXCHANGE INFORMATION

Methods For Exchanging Munder Fund Shares

Shareholders may exchange Munder Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution

Contact your broker, financial intermediary or other financial institution for more information.

By Mail

You may send a written request to the Munder Fund containing (1) your account number; (2) the name of the Munder Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration.

All exchange requests should be sent to:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

or by overnight delivery to:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

By Telephone

If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Munder Fund a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

The Munder Fund must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

By Internet

If you did not decline the online exchange privilege on your Account Application and you have established an internet Personal Identification Number (PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789. The Munder Fund must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.

Policies For Exchanging Shares

•	You may exchange your Munder Fund shares for Class A shares of other Munder Funds based on their relative NAVs.

•	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. When Class A shares of the Munder Internet Fund that were issued in connection with the Reorganization, without the imposition of a sales load, are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

•	Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase of one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

•	Class A shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

•	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

•	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

•	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

•	Brokers or financial intermediaries may charge you a fee for handling exchanges.

•	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES AND REDEMPTIONS

•	We consider purchase, exchange or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

•	We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

•	At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

•	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the SEC.

•	To limit the Munder Fund’s expenses, we no longer issue share certificates.

•	We may temporarily stop redeeming shares if: (i) the NYSE is closed; (ii) trading on the NYSE is restricted; (iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or (iv) the SEC orders the Fund to suspend redemptions.

•	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, MCM, the Munder Fund’s distributor nor the Munder Fund’s transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

•	If you purchased shares directly from the Munder Fund, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other financial intermediary, account activity will be detailed in their statements to you. Brokers and other financial intermediaries are responsible for transmitting orders and payments for their customers on a timely basis.

•	Brokers and other financial intermediaries may charge their customers a processing or servicing fee in connection with the purchase or redemption of Fund shares.

•	Normally we send redemption amounts to you on the next business day (but not more than seven business days) after we receive your request in proper form, except as described below in the case of shares purchased by check.

•	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

SHAREHOLDER PRIVILEGES

Reinstatement Privilege

For 60 days after you sell Class A shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at NAV (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Munder Fund. You, your broker or your financial intermediary must notify the Munder Funds at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES AND SHORT-TERM TRADING FEES

The Munder Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, trade infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.

The Board of Trustees of Munder Series Trust has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Munder Funds will seek to apply these policies and procedures as uniformly as practicable. The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.

The Munder Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds (other than a money market fund) also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.

In addition, if you redeem or exchange shares of the Munder Equity Funds or the International Bond Fund within 60 days of purchase, we will apply a 2% redemption/short-term trading fee upon redemption or exchange based on net assets at the time of the transaction unless there is an exception that is applicable.

Any applicable short-term trading fee is paid directly to the Fund from which you redeem or exchange your shares in order to, among other things, offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, more appropriately allocates expenses generated by short-term trading to short-term investors so that long-term investors do not subsidize the activities of short-term traders.

Transactions exempt from the imposition of short-term trading fees are: shares purchased through the reinvestment of dividend and capital gain distributions; shares redeemed to pay account-related fees; shares redeemed from shareholder accounts liquidated for failure to meet the minimum investment requirement; shares redeemed from a shareholder account for which the identity of the shareholder could not be determined within reasonable time after the account was opened; shares redeemed pursuant to a systematic withdrawal plan established directly with the Funds’ transfer agent; and any other involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Fund by the Board of Trustees. Accounts exempt from the imposition of short-term trading fees are: accounts held through omnibus and plan level retirement accounts for which third-party recordkeepers do not assess redemption fees on such accounts; accounts that hold omnibus share positions for the dealer, and the underlying dealer customer accounts, for which the dealer does not assess redemptions fees on such accounts; and wrap-fee program accounts for which the program sponsor has entered into a form of fee waiver agreement with the Funds.

Although the Munder Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Munder Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. (However, there is no guarantee that this goal will be achieved.) Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.

APPLICABLE SALES CHARGE

Front-End Sales Charge - Class A Shares

You can purchase Class A shares of any of the Munder Funds at the offering price, which is the NAV plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge as a Percentage of:
Amount of Purchase	Offering Price %		Net Amount Invested %
Less than $25,000	5.50		5.82
$25,000 but less than $50,000	5.25		5.54
$50,000 but less than $100,000	4.50		4.71
$100,000 but less than $250,000	3.50		3.63
$250,000 but less than $500,000	2.50		2.56
$500,000 but less than $1,000,000	1.50		1.52
$1,000,000 or more	None	*	None	*

*	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

SALES CHARGE WAIVERS AND REDUCTIONS - CLASS A SHARES

General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

•	individuals with an investment account or relationship with the Fund’s investment adviser;

•	full-time employees and retired employees of the Fund’s investment adviser or its affiliates, employees of the Fund’s service providers and immediate family members of such persons;

•	registered broker-dealers or financial intermediaries that have entered into selling agreements with the Fund’s distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

•	certain qualified employee benefit plans and employer-sponsored retirement plans;

•	individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment adviser;

•	individuals who reinvest the proceeds of redemptions from Class K or Class Y shares of another Munder Fund within 60 days of redemption;

•	banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers); and

•	fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients

We will also waive the initial sales charge on Class A shares of the Munder Fund issued in connection with, or purchased for accounts opened in connection with, the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund.

For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

You may qualify for reduced sales charges in the following cases:

Letter of Intent

If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Munder equity funds (except the Munder Index 500 Fund) begin when aggregate investments exceed $25,000. For the Munder Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.

To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a certain amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds that you have a Letter of Intent each time you make an investment.

Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Right of Accumulation

For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, you may add to the amount of the purchase the market value of any Class A shares of non-money market Munder Funds already owned by you, your spouse, your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary.

If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.

Additional Information

In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you may need to inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load reduction. You also may need to provide the Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales load reduction. This may include, if applicable, information or records regarding:

•	shares of the Munder Fund(s) held in all accounts you may have at your broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary by related parties of the shareholder, such as your spouse or minor children.

For further information on sales charge reductions, call (800) 438-5789.

CDSCs

You are subject to a CDSC when you redeem Class A shares purchased within one year of redemption as part of an investment of $1 million or more if a sales commission was paid at the time of investment.

These time periods include the time you held Class A shares of another Munder Fund which you may have exchanged for Class A shares of the Munder Fund.

The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

The CDSC for Class A shares, if applicable, is 1.00%.

If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Less than one year later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 1.00%.

DISTRIBUTION AND SERVICE FEES

Distribution and Service Plan Fees

The Munder Funds have a Combined Distribution and Service Plan with respect to the Munder Fund’s Class A shares. The Plan allows a Munder Fund to pay distribution and other fees for the sale of its Class A shares and for services provided to shareholders of its Class A shares.

Payments made under the Plan by Class A shares are made pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Fund may pay up to 0.25% of the average daily net assets of its Class A shares to pay for certain shareholder services provided by institutions that have agreements with the Munder Fund or the Munder Fund’s service providers to provide such services.

Because the fees are paid out of a Munder Fund’s assets attributable to its Class A shares on an ongoing basis, over time these fees will increase the cost of an investment in the Class A shares of the Fund and may cost you more than paying other types of sales charges.

Other Payments to Third Parties

In addition to paying fees under the Funds’ Combined Distribution and Service Plan, the Munder Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of MCM (such as Comerica Bank or Comerica Securities, Inc.), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

MCM or the distributor for the Munder Funds, out of their own resources, and without additional cost to the Munder Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Munder Funds, including affiliates of MCM. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees), service fees and other fees paid by the Munder Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Munder Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to shareholders of the Funds. MCM or the distributor for the Munder Funds may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

In addition, while the Munder Funds’ distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Munder Funds’ distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information, which is available upon request free of charge by calling (800) 438-5789.

From time to time, MCM or the distributor for the Munder Funds may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

VALUING MUNDER FUND SHARES

Each Munder Fund’s NAV is calculated each day on which the NYSE is open. The NAV per share is the value of a single Munder Fund share. Each Munder Fund calculates NAV separately for each class of its shares. NAV is calculated by:

1.	taking the current value of the Fund’s total assets allocated to a particular class of shares,

2.	subtracting the liabilities and expenses charged to that class, and

3.	dividing that amount by the total number of shares of that class outstanding.

Each Munder Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Munder Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Trustees of Munder Series Trust (on behalf of the Munder Fund. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Trustees for Munder Series Trust (on behalf of the Munder Fund) to fair value each Fund’s securities contemplate that MCM will establish a pricing committee to serve as its formal oversight body for the valuation of the Fund’s securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Trustees of Munder Series Trust (on behalf of the Munder Fund) at the next regularly scheduled quarterly meeting of the respective Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The Munder Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign currency exchange rates are generally determined as of the close of trading on the London Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at those rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of the Munder Fund’s shares may change on days when shareholders are not able to buy or sell their shares.

Occasionally, events that affect the value of the portfolio securities of the Munder Fund may occur between the time the principal market for the Fund’s foreign securities closes and the closing of the NYSE. If MCM believes that such events materially affect the value of portfolio securities, these securities will be valued at their fair market value as determined in good faith by, or using procedures approved by, the Board of Trustees of Munder Series Trust. The Munder Fund may also fair value its foreign securities when a particular foreign market is closed but the Munder Fund is open. This policy is intended to assure that the Munder Fund’s NAV appropriately reflects securities’ values at the time of pricing.

DISTRIBUTIONS

As a shareholder of the Munder Fund, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Munder Fund passes substantially all of its earnings along to its shareholders as distributions. When the Munder Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Munder Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

The Munder Fund declares and pays dividend distributions, if any, annually. The Munder Fund distributes its net realized capital gains, if any, at least annually.

It is possible that the Munder Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares. The Munder Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Munder Fund by calling (800) 438-5789.

FEDERAL TAX CONSIDERATIONS

Investments in the Munder Fund have tax consequences. This section briefly describes some of the more common federal tax consequences you should consider. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information, which is available upon request free of charge by calling (800) 438-5789. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Munder Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Munder Fund held the portfolio securities it sold. It does not depend on how long you held your Munder Fund shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Munder Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

Taxes on Sales and Exchanges

If you sell shares of a Fund or exchange shares of a Munder Fund for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of a Fund.

Other Considerations

If you buy shares of a Munder Fund just before a Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution. If you have not provided complete, correct taxpayer information, by law, a Munder Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

HOW TO REACH THE MUNDER FUNDS

Contact Shareholder Services

For account inquiries or information, literature, forms, etc.:

By telephone: (800) 438-5789

By mail:

The Munder Funds

P.O. Box 9701

Providence, RI 02940

By overnight delivery:

The Munder Funds

101 Sabin Street

Pawtucket, RI 02860

For other inquiries or complaints:

By telephone: (800) 468-6337

By mail:

The Munder Funds

Attn: Secretary

480 Pierce St.

Birmingham, MI 48009

By e-mail: fundcontact@munder.com.

PUBLICATION OF PORTFOLIO HOLDINGS OF THE MUNDER FUNDS

The Munder Fund publishes a complete list of its portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month, on the Munder Funds website (www.munder.com) under the “All Holdings” link on the Fund’s Profile Page. The three most recent previously published month-end portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Munder Fund may publish other information on the Munder Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data) as of the end of each calendar month not earlier than 15 days after the end of such month, on the Munder Funds website (www.munder.com) on the Munder Fund’s Profile Page. A description of the Funds’ policies and procedures with respect to the disclosure of information regarding the Funds’ portfolio securities is available in the Fund’s Statement of Additional Information.

PART B

MUNDER SERIES TRUST

Munder Internet Fund

Statement of Additional Information

August 30, 2005

Acquisition of the Assets and Assumption of Known Liabilities of Amerindo Technology Fund (“Amerindo Fund”) (a series of AMERINDO FUNDS INC.) One Freedom Valley Drive, Oaks, PA 19456	By and in Exchange for Shares of Munder Internet Fund (“Munder Fund”) (a series of MUNDER SERIES TRUST) 480 Pierce Street, Birmingham, MI 48009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August 30, 2005, relating specifically to the proposed transfer of all of the assets of the Amerindo Fund to the Munder Fund and the assumption of all the known liabilities of the Amerindo Fund in exchange for Class A shares of the Munder Fund having an aggregate value equal to those of the Amerindo Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to Munder Series Trust, 480 Pierce Street, Birmingham, MI 48009 or call (800) 468-6337. The Reorganization will be pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

(1)	Statement of Additional Information of Amerindo Funds Inc. dated February 25, 2005 (previously filed on EDGAR, Accession No: 0001135428-05-000087), as supplemented on May 31, 2005 (previously filed on EDGAR, Accession No: 0001135428-05-000280), June 6, 2005 (previously filed on EDGAR, Accession No: 0000898432-05-000473) and July 21, 2005 (previously filed on EDGAR, Accession No: 0000898432-05-000572); and

(2)	Annual Report to Shareholders of Amerindo Fund (Class D shares) for the period ended October 31, 2004 (previously filed on EDGAR, Accession No: 0000935069-03-001709); and

(3)	Semi-Annual Report for the Amerindo Fund (Class D shares) for the period ended April 30, 2005 (previously filed on EDGAR, Accession No. 0000935069-05-001879; and

(4)	Statement of Additional Information of Munder Series Trust dated October 31, 2004 (previously filed on EDGAR, Accession No: 0001193125-04-187738), as supplemented November 22, 2004 (previously filed on EDGAR, Accession No: 0001193125-04-201603), January 25, 2005 (previously filed on EDGAR, Accession No: 0001193125-05-011350), February 3, 2005 (previously filed on EDGAR, Accession No: 0001193125-05-018700), April 15, 2005 (previously filed on EDGAR, Accession No: 0001193125-05-077321) and May 18, 2005 (previously filed on EDGAR, Accession No: 0001193125-05-110721); and

1

(5)	Annual Report to Shareholders of Munder Fund (Class A, B, C, K, R and Y shares) for the period ended June 30, 2005 (previously filed on EDGAR, Accession No: 0000950124-05-005233).

Pro forma financial statements have not been in included in this statement of additional information because, in accordance with the requirements of Item 14 of Form N-14, pro forma financial statements are not required to be included in the event that the fund to be acquired is less than 10% of the size of the acquiring fund both measured as of a date within 30 days prior to the filing of the Form N-14.

Portfolio Managers

A team of professionals employed by MCM makes investment decisions for the Fund. The team consists of Kenneth A. Smith, Jonathan R. Woodley and Mark A. Lebovitz. Mr. Smith is lead manager and makes final investment decisions for the Fund.

Kenneth A. Smith, CFA, Director, Technology Investing and Senior Portfolio Manager, has been a member of the Fund’s portfolio management team since 1999. Mr. Smith leads MCM’s technology team and became Director of Technology Investing in 2004. He is also a member of the portfolio management team for the Munder Technology Fund.

Jonathan R. Woodley, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Woodley is also a member of the portfolio management team for the Munder Technology Fund and he provides idea generation and research support in the technology sector for other equity investment disciplines at MCM. Prior to 2005, Mr. Woodley was a portfolio manager for MCM’s small-cap growth investment discipline and, prior to that, was an analyst for MCM’s mid-cap core and small-cap growth investment disciplines. Mr. Woodley joined MCM in June 2000.

Mark A. Lebovitz, Portfolio Manager/Analyst, has been a member of the Fund’s portfolio management team since 2005. Mr. Lebovitz is also a member of the portfolio management team for the Munder Technology Fund. Since joining MCM in 1999, Mr. Lebovitz has provided idea generation and research support in the technology sector for MCM’s equity investment disciplines.

The following table lists the number and types of accounts (including the Munder Fund and the Amerindo Fund) managed by each individual and assets under management in those accounts as of June 30, 2005:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Kenneth A. Smith	5	1,026	1	42	0	0	1,068
Jonathan R. Woodley	5	1,026	1	42	0	0	1,068
Mark A. Lebovitz	5	1,026	1	42	0	0	1,068

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

2

Portfolio Management Conflicts of Interest. As indicated in the table above, the Advisor’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of MCM and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personal (collectively, “portfolio management teams”), may provide services for clients of both the Advisor and Pierce Street simultaneously. A summary of certain potential conflicts of interest the members of the portfolio management teams for the Funds is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•	Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Advisor: The Advisor and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to the Advisor or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Advisor and/or its affiliates). The Advisor and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for the Advisor and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio managerment team’s use of short sales may be harmful to the performance of other clients that own that security.

•	Potential Conflicts Relating to the Interests of Comerica: The Advisor is a majority-owned subsidiary of Comerica. Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships with or may be in competition with many issuers of securities. If a portfolio management team knows of these relationships or thinks that they may exist, the team members may have an incentive to purchase or sell these securities, vote securities held or otherwise manage client accounts in a manner designed to benefit Comerica.

•	Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team, the Advisor or Comerica, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the Advisor does not track the time or attention each portfolio manager devotes to his or her advisory accounts, the Advisor does monitor the performance of all client accounts and periodically assess whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

The Funds, Advisor and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. The Advisor also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the Advisor, Pierce Street and the portfolio management teams may face. In addition, the Funds, the Advisor and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as has dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, the Advisor and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of the Advisor periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflict Committee and the compliance programs of the Funds, the Advisor or Pierce Street will achieve their intended result.

Portfolio Manager Compensation. The compensation package for portfolio managers of MCM consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. MCM also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

MCM offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

3

Portfolio managers are eligible to earn a performance bonus based on profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. Bonuses are based on a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by a portfolio manager, performance is measured relative to the account’s benchmark index for the most recent one-year and three-year periods. The applicable benchmarks consist of one or more of the following: Inter@ctive Week Internet Index, Morgan Stanley Internet Index and a modified index based on either of the foregoing.

Portfolio managers are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. MCM’s Option Plan provides incentive to retain key personnel and serves to align portfolio managers’ interests with those of MCM directly, and, indirectly, the accounts managed by MCM.

Portfolio Manager Fund Ownership. The portfolio managers of the Amerindo Fund did not own any shares of the Amerindo Fund as of October 31, 2004, nor did they own any as of June 30, 2005.

The dollar range of equity securities beneficially owned by the portfolio managers in the Munder Fund as of June 30, 2005 is as follows:

Dollar Range of Equity Securities Beneficially Owned
Kenneth A. Smith	$100,001 - $500,000
Jonathan R. Woodley	None
Mark A. Lebovitz	$1 - $10,000

Disclosure of Portfolio Holdings

The Board of Trustees of the Munder Funds has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit MCM and the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third-party earlier than the day next following the day on which the information is publicly disclosed.

The Munder Funds publicly disclose a complete uncertified list of their respective portfolio holdings as of the end of each calendar month not earlier than 30 days after the end of such month. The Munder Funds may also publicly disclose other information from which a Fund’s specific portfolio holdings could be derived as of the end of each calendar month not earlier than 15 days after the end of such month. This other information may include a Fund’s top ten holdings, sector information and other identifiable holdings information. The Munder Funds may choose to publish their portfolio holdings and other identifiable holdings information less frequently or not at all, except to the extent required to be disclosed by applicable law. The Munder Funds currently make their respective portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

4

Prior to the time that the Munder Funds’ portfolio holdings information is publicly disclosed, MCM and/or the Munder Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions.

Service providers. MCM and/or the Munder Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ adviser, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities, which may be immediate with no lag time. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, State Street Bank and Trust, Funds Distributor, Inc., PFPC Inc., Ernst & Young LLP, Dechert LLP, and Morgan Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds include Institutional Shareholder Services, FT Interactive, Reuters, Thomsen Financial/ILX, R.R. Donnelley, Bowne & Co., as well as various broker-dealers with whom MCM places trades for the Funds or who provide pricing information.

Comerica Bank and Affiliates. MCM may disclose portfolio holdings information to Comerica Bank (which is the majority owner of MCM) and its affiliates. MCM will disclose portfolio holdings information to Comerica Bank prior to public disclosure only if MCM believes there is no reasonable potential for abuse by such disclosure and (1) such disclosure is related to the corporate oversight of MCM by authorized Comerica employees or agents such as senior officers, auditors (both internal and external) and attorneys, or (2) such disclosure is required to comply with legal or regulatory reporting requirements. Such disclosures may be immediate with no lag time.

Other. MCM or the Munder Funds may disclose portfolio holdings information to other individuals or entities but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written

5

confidentiality agreement between the recipient and the Funds, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Funds’ portfolio holdings. Such disclosures may be immediate with no lag time. In determining whether the requested disclosure is in the best interest of Fund shareholders, the president or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The types of individuals or entities to whom MCM or the Munder Funds might disclose portfolio holdings information prior to public disclosure pursuant to the preceding paragraph could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/o in-house brokers. This is not meant to be an exclusive list and MCM and/or the Funds may disclose portfolio holdings to other types of third parties in compliance with the preceding paragraph.

The terms of the confidentiality agreement generally provide for, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

Portfolio managers, analysts and other senior officers or spokespersons of MCM or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reports, brokers, shareholders, consultants or other interested persons provided that such information already

6

has been publicly disclosed. MCM may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board of Trustees of the Munder Funds or MCM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the board for approval or ratification.

7

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

MUNDER SERIES TRUST

AMERINDO FUNDS INC.

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 18th day of July, 2005, by and between Munder Series Trust, a Delaware statutory trust (“Trust”), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of its series, Munder Internet Fund (“Acquiring Fund”), and Amerindo Funds Inc., a Maryland corporation (“Acquired Fund Company”), with its principal place of business at c/o One Freedom Valley Drive, Oaks, PA 19456, on behalf of its series, Amerindo Technology Fund (“Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the Class D shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, following the Reorganization, the Acquired Fund Company will deregister as an investment company in accordance with the rules and regulations of the Securities and Exchange Commission (“Commission”);

WHEREAS, following the effective date of its deregistration, the Acquired Fund Company shall voluntarily dissolve in accordance with Section 3-403 of the Maryland General Corporation Law (“MGCL”);

WHEREAS, the Acquired Fund currently owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (“Trustees”) have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all known liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

1

WHEREAS, the Board of Directors of the Acquired Fund Company (“Board of Directors”) has determined with respect to the Acquired Fund that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of known all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Directors has determined that the dissolution of the Acquired Fund Company following the Reorganization is advisable;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND’S KNOWN LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND AND THE SUBSEQUENT DEREGISTRATION AND DISSOLUTION OF ACQUIRED FUND COMPANY

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund Company, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to value of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one Acquiring Fund Share (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all known liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2. The property and assets of Acquired Fund Company attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date, as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date

2

and shall not be separately valued, in which case any such stock dividends or other distribution that remains unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date and shall establish any necessary reserves and/or shall accrue all amounts deemed to be necessary to discharge any contingent liability of the Acquired Fund that is reasonably expected to become due and payable within three years of the Valuation Date. The determination of the Acquired Fund as to whether any such reserve and/or accrual of expenses is necessary with respect to any contingent liability of the Acquired Fund that is reasonably expected to become due and payable within three years from the Valuation Date shall be in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, including, in particular, with the guidance provided in FASB 5. The Trust, on behalf of the Acquiring Fund, shall assume all of the known liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.

1.4. Immediately following the actions contemplated by paragraph 1.1, the Acquired Fund Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Acquired Fund Company, on behalf of the Acquired Fund, shall (a) distribute to its shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by Acquired Fund Company, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund Company, on behalf of the Acquired Fund.

3

1.7. As promptly as practicable following the Reorganization, the Acquired Fund Company will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of the MGCL.

2. VALUATION

2.1. The value of the Assets shall be determined as of the time for calculation of the net asset value of the Acquired Fund as set forth in its then-current prospectus, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being also referred to herein as the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquired Fund and valuation procedures established by Acquired Fund Company’s Board of Directors. All computations of the value of the Assets shall be made by SEI Investments Global Fund Services, in its capacity as fund accountant for the Acquired Fund, and, to the extent required by the Acquired Fund Company’s valuation procedures with respect to any fair valued securities, by the Board of Directors of the Acquired Fund Company.

2.2. The net asset value per Acquiring Fund Share shall be determined as of the time for calculation of the net asset value of the Acquiring Fund Shares as set forth in its then-current prospectus on the Valuation Date, using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquiring Fund and the valuation procedures established by the Trust’s Board of Trustees. All computations of the net asset value per Acquiring Fund Share shall be made (a) by State Street Bank and Trust Company, in its capacity as fund accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, by Munder Capital Management in accordance with the valuation procedures of the Trust adopted in good faith by the Board of Trustees of the Trust.

2.3. The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the Acquired Fund’s net assets, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be October 14, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2. Acquired Fund Company shall direct Brown Brothers Harriman & Co., as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to the Trust, at the

4

Closing, a certificate of an authorized officer of the Custodian stating that (i) the Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to State Street Bank and Trust Company, as the custodian for the Acquiring Fund (“Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund’s Assets held in book-entry form with a securities depository, as defined in Rule 17f-4 of the 1940 Act, shall be transferred by the Acquired Fund Custodian to the Acquiring Fund Custodian for the account of the corresponding Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each such securities depository. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. Acquired Fund Company shall direct the transfer agent for the Acquired Fund (“Transfer Agent”) to deliver to the Trust at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Acting President of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (with respect to the Acquired Fund) or at the time of calculation of the net asset value per share of the Acquiring Fund Shares pursuant to paragraph 2.2 (with respect to the Acquiring Fund) (a) the New York Stock Exchange (“Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of the Trust with respect to the Acquiring Fund and the Board of Directors of Acquired Fund Company with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

5

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the Trust in Schedule 4.1 to this Agreement, Acquired Fund Company, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

(a) The Acquired Fund is duly established as a series of Acquired Fund Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended (“Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Acquired Fund Company is either not required to qualify as a foreign trust or association in any jurisdiction or has so qualified in any jurisdiction in which it is required to so qualify. Acquired Fund Company has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) Acquired Fund Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws.

(d) The current prospectus and statement of additional information of the Acquired Fund conforms, and each prospectus and statement of additional information of the Acquired Fund used at all times during the three years prior to the date of this Agreement conformed at the time of its use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Except as disclosed on Schedule 4.1(e), on the Closing Date, Acquired Fund Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund Company, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not

6

result, in (i) a material violation of the Charter or by-laws of Acquired Fund Company or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquired Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund Company, on behalf of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts as listed on Schedule 4.1), will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or formal or informal investigation of or before any governmental body or court is presently pending or, to best knowledge and belief of the Acquired Fund, the Acquired Fund Company and the directors of the Acquired Fund Company who are not (1) interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Acquired Fund Company or (2) affiliated persons (as defined in Section 2(a)(3) of the 1940 Act) of the Acquired Fund’s former adviser (“Independent Directors”) (after reasonable inquiry as set forth in Schedule 4.1(h)), threatened against the Acquired Fund Company, with respect to the Acquired Fund or any of its properties or assets, or the Board of Directors of the Acquired Fund Company (acting as members of a board of directors of a fund and not individually), that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund acknowledges its awareness of the recent publicly disclosed events regarding the Acquired Fund’s former adviser, including but not limited to the arrest on pending charges of the two principals of the Acquired Fund’s former adviser. Notwithstanding the foregoing, neither the Acquired Fund Company, on behalf of the Acquired Fund, nor the Independent Directors of the Acquired Fund Company (1) knows of any facts involving the Acquired Fund Company, the Acquired Fund or any of its properties or assets, nor knows of any actions of the Board of Directors (acting as members of a board of directors of a fund and not individually) that might form the basis for the institution of any proceedings against the Acquired Fund Company, the Acquired Fund or any of its properties or assets or against the Board of Directors (acting as members of a board of directors of a fund and not individually) and (2) to the best knowledge and belief of the Acquired Fund, the Acquired Fund Company and the Independent Directors (after reasonable inquiry), none of the Acquired Fund, the Acquired Fund Company or the Board of Directors of the Acquired Fund Company (acting as members of a board of directors of a fund and not individually) is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Acquired Fund, Acquired Fund Company, the Board of Directors of the Acquired Fund Company (acting as members of a board of directors and not individually) or the business of the Acquired Fund Company or the Acquired Fund, or the ability of the Acquired Fund to consummate the transactions herein contemplated.

7

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund as included in the most recent Annual Report to Shareholders for the Acquired Fund (the “Annual Report”), have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a true and correct copy of which has been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of the date of the most recent Annual Report (i.e., October 31, 2004) in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required in accordance with GAAP to be reflected on a balance sheet for the Acquired Fund (including the notes thereto) as of the date of the Annual Report that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund, as included or to be included in the most recent unaudited Semi-Annual Report to shareholders for the Acquired Fund since the date of the Annual Report (the “Semi-Annual Report”) dated April 30, 2005 are in accordance with GAAP consistently applied, and such statements (a true and correct copy of which has been or will be furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquired Fund as of the date of the Semi-Annual Report in accordance with GAAP, and all known contingent, accrued or other liabilities of the Acquired Fund required in accordance with GAAP to be reflected on a balance sheet for the Acquired Fund (including the notes thereto) as of such date are disclosed therein.

(j) Except as disclosed in Schedule 4.1(j), since April 30, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Acquired Fund Company’s knowledge and belief, no such return is currently under audit and no assessment has been asserted with respect to such returns.

8

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (net tax-exempt income), (ii) its investment company taxable income (computed without regard to any deduction for dividends paid), and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends intended to be sufficient to distribute all of its net tax-exempt income, investment company taxable income and net capital gain for the period ending on the Closing Date.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Acquired Fund Company and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Board of Directors of Acquired Fund Company (acting as members of a board of directors of a fund and not individually), and by the approval of the Acquired Fund’s shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Acquired Fund Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7), insofar as it relates to information regarding the Acquired Fund, the Acquired Fund Company or the Board of Directors of the Acquired Fund Company, will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon

9

and in conformity with information that was furnished by the Acquiring Fund for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (“NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2. Except as has been fully disclosed to Acquired Fund Company in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants to Acquired Fund Company as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. The Trust is either not required to qualify as a foreign trust or association in any jurisdiction or has so qualified in any jurisdiction in which it is required to so qualify. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(c).

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times during the three years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10

(e) The Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or formal or informal investigation of or before any governmental body or court is presently pending or, to the Trust’s best knowledge and belief (after reasonable inquiry), threatened against the Trust, with respect to the Acquiring Fund, any of the Acquiring Fund’s properties or assets or the Board of Trustees of the Trust, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Neither the Trust, on behalf of the Acquiring Fund, nor the Board of Trustees of the Trust knows of any facts that might form the basis for the institution of such proceedings and neither the Trust, on behalf of the Acquiring Fund, nor the Board of Trustees of the Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Trust, the Acquired Fund, the Board of Trustees of the Trust or the business of the Trust or the Acquiring Fund, or the ability of the Acquiring Fund to consummate the transactions herein contemplated.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund as included in the Annual Report to Shareholders for the Acquiring Fund dated June 30, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a true and correct copy of which has been furnished to Acquired Fund Company) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required in accordance to GAAP to be reflected on a balance sheet for the Acquiring Fund (including the notes thereto) as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund as included in the unaudited Semi-Annual Report to Shareholders for the Acquiring Fund dated December 31, 2004, are in accordance with GAAP consistently applied, and such statements (a true and correct copy of which has been furnished to Acquired Fund Company) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and all known contingent, accrued or other liabilities of the Acquiring Fund required in accordance with GAAP to be reflected on a balance sheet (including the notes thereto) as of such date are disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund as included or to be included in the Annual Report to Shareholders for the Acquiring Fund dated June 30, 2005 have been or will have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are

11

or will be when sent to the Acquiring Fund shareholders in the regular course in accordance with GAAP consistently applied, and such statements (a true and correct copy of which has been or will be furnished to Acquired Fund Company) present or will present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and all known contingent, accrued or other liabilities of the Acquiring Fund required in accordance with GAAP to be reflected on a balance sheet for the Acquiring Fund (including the notes thereto) as of such date are or will be disclosed therein.

(h) Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment restrictions. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge and belief, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code.

(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

12

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.7), insofar as it relates to the Acquiring Fund, the Trust, the Acquiring Fund Shares, or the Board of Trustees of the Trust will from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5. COVENANTS

Acquired Fund Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1. The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund Company will (a) send appropriate notification to its shareholders of the Acquired Fund regarding the transactions contemplated by this Agreement and (b) call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

13

5.4. The Acquired Fund will use its best efforts to assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5. Subject to the provisions of this Agreement, the Acquired Fund covenants to take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to (a) accurately reflect in its financial statements and other reports or documents sent (or to be sent) to its shareholders or filed with regulatory authorities its financial condition (including any known, accrued or other liabilities) and (b) consummate and make effective the transactions contemplated by this Agreement.

5.6. Subject to the provisions of this Agreement, the Acquiring Fund covenants to take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to (a) accurately reflect in its financial statements and other reports or documents sent (or to be sent) to its shareholders or filed with regulatory authorities its financial condition (including any known, accrued or other liabilities) and (b) consummate and make effective the transactions contemplated by this Agreement.

5.7. The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide in a timely manner to the Trust such information regarding the Acquired Fund as may be necessary for the preparation of the Registration Statement.

5.8. Each of the Acquired Fund and the Acquiring Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. Acquired Fund Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when requested by the Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Company’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11. The Acquiring Fund shall not change its Declaration of Trust, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Fund prior to Closing, except as required by the Commission.

14

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of Acquired Fund Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Acquired Fund Company’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3. The Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Acquired Fund Company may reasonably deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Company’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s assumption of all of the Liabilities, and otherwise to carry out the intent and purpose of this Agreement.

6.4. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Acquired Fund Company and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Acquired Fund Company shall reasonably request.

6.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by Acquired Fund Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of Acquired Fund Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

15

7.2. Acquired Fund Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquired Fund Company, on behalf of the Acquired Fund, on or before the Closing Date.

7.3. Acquired Fund Company shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Acquired Fund Company and a detailed listing of all known Liabilities as of the Closing Date. Acquired Fund Company shall have executed and delivered all such assignments and other instruments of transfer as the Trust may deem necessary or desirable in order to vest in and confirm (a) Acquired Fund Company’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Agreement.

7.4. Acquired Fund Company, on behalf of the Acquired Fund, shall have delivered to the Trust a certificate executed in the name of Acquired Fund Company, on behalf of the Acquired Fund, by Acquired Fund Company’s President or Vice President and its Treasurer or Assistant Treasurer (provided that the same person may not sign in multiple capacities), in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.6. The Acquired Fund Company shall have provided the Acquiring Fund with (a) a copy of all directors and officers/errors and omissions liability insurance policies that have been in effect for the five years prior to the Closing Date and (b) a copy of a tail insurance policy in an amount and in a form reasonably acceptable to the Trust.

7.7 Except as listed on Schedule 4.1(j), the Acquired Fund or the Acquired Fund Company shall not have suffered any individual circumstance or any combination of circumstances that have had, or are expected to have, any material adverse effect (a) on the operations, business, results of operations, properties, assets or financial condition of the Acquired Fund or the Acquired Fund Company or (b) on the ability of Acquired Fund or the Acquired Fund Company to consummate the transactions contemplated by this Agreement. Redemptions made by shareholders in the normal course shall not be deemed to be material adverse circumstances for purposes of this Section 7.7.

16

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Acquired Fund Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Charter and by-laws of Acquired Fund Company, applicable state law and the 1940 Act, which approval shall include approval of the dissolution of the Acquired Fund Company under Section 3-403 of the MGCL, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor Acquired Fund Company may waive the condition set forth in this paragraph 8.1.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s or to Acquired Fund Company’s best knowledge and belief, threatened before any governmental agency or court in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust or Acquired Fund Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by Acquired Fund Company, on behalf of the Acquired Fund, the Trust, on behalf of the Acquiring Fund, and their respective authorized officers, (a) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (c) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (d) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund; (e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation; (f) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (g) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; (h) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period

17

for which he or she held the Acquired Fund Shares exchanged therefore, provide that he or she held such Acquired Fund Shares as capital assets; and (i) the Acquiring Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder) the items of the Acquired Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and Acquired Fund Company. Notwithstanding anything herein to the contrary, neither the Trust nor Acquired Fund Company may waive the condition set forth in this paragraph 8.5.

8.6. The Trust shall have received the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Trust) substantially to the effect that, based upon certain facts and certifications made by Acquired Fund Company, on behalf of the Acquired Fund, and its authorized officers, (a) Acquired Fund Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and authorized to exercise all of the powers recited in its Charter under the laws of the State of Maryland, and the Acquired Fund is a series of Acquired Fund Company; (b) assuming the due authorization, execution and deliver of this Agreement by the Trust on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of Acquired Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable Federal or state securities laws; (c) all actions required to be taken by Acquired Fund Company, on behalf of the Acquired Fund, to authorize the Agreement and to effect the transactions contemplated thereby have been duly authorized by all necessary action on the part of Acquired Fund Company; (d) the execution and delivery by Acquired Fund Company of this Agreement did not, and the performance by Acquired Fund Company, on behalf of the Acquired Fund, of its obligations under this Agreement will not, violate Acquired Fund Company’s Charter or by-laws; provided, however, that such counsel shall be entitled to state that it expresses no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further, that insofar as the performance by Acquired Fund Company, on behalf of the Acquired Fund, of its obligations under this Agreement is concerned, such counsel shall be entitled to state that it expresses no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws; (f) to the best knowledge and belief of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Acquired Fund Company, with respect to the Acquired Fund, the Acquired Fund, the

18

Board of Directors of the Acquired Fund Company (acting as members of a board of directors of a fund and not individually) or any of the properties or Assets of the Acquired Fund Company or the Acquired Fund, that, if adversely determined, would materially and adversely affect the financial condition or the conduct of the business of the Acquired Fund Company or Acquired Fund; and (g) to the best knowledge and belief of such counsel, there are no facts that might form the basis for the institution of such proceedings against Acquired Fund Company, with respect to the Acquired Fund, the Acquired Fund, the Board of Directors of the Acquired Fund Company (acting as members of a board of directors of a fund and not individually) and no such person or entity is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the business of the Acquired Company Fund or the Acquired Fund or the ability of the Acquired Fund to consummate the transactions herein contemplated. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Maryland counsel, and that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Maryland counsel. Such opinion also shall include such other matters incident to the transactions contemplated by this Agreement as the Acquiring Fund may reasonably request.

8.7. Acquired Fund Company shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to Acquired Fund Company) substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Fund, and its authorized officers, (a) the Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and authorized to exercise all of the powers recited in its Declaration of Trust under the laws of the State of Delaware, and the Acquiring Fund is a series of the Trust; (b) the Acquiring Fund Shares are duly authorized and, upon delivery to Acquired Fund Company, on behalf of the Acquired Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable by the Trust, except to the extent that shareholders may be held personally liable for the obligations of the Trust and the Acquiring Fund under the laws of the State of Delaware; (c) assuming the due authorization, execution and deliver of this Agreement by Acquired Fund Company on behalf of the Acquired Fund, this Agreement constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws; (d) all actions required to be taken by the Trust, on behalf of the Acquiring Fund, to authorize the Agreement and to effect the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Trust; (e) the execution and delivery by the Trust of this Agreement did not, and the performance by the Trust, on behalf of the Acquiring Fund, of its obligations under the Agreement will not, violate the Trust’s Declaration of Trust or by-laws; provided, however, that such counsel shall be entitled to state that it expresses no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further, that insofar as the performance by the Trust, on behalf of the Acquiring Fund, of its obligations under

19

the Agreement is concerned, such counsel shall be entitled to state that it expresses no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (f) to the best knowledge and belief of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws. Such opinion also shall include such other matters incident to the transactions contemplated by this Agreement as the Acquired Fund may reasonably request.

8.8. At the time of execution of this Agreement, the Trust shall have received from Deloitte & Touche LLP, Independent Registered Public Accounting Firm, a letter, dated such date, in form and substance satisfactory to the Trust, to the effect that:

(a) they are the independent registered public accounting firm for the Acquired Fund within the meaning of Section 2 of the Sarbanes-Oxley Act of 2002; and

(b) in their opinion, the financial statements examined by them and included or to be included in the Registration Statement comply as to form in all material respects with the accounting requirements of the federal securities laws applicable to the financial statements of registered open-end management investment companies.

8.9. Prior to the effective date of the Registration Statement and the mailing of the Proxy Statement to shareholders of the Acquired Fund, counsel to the Acquired Fund Company, Kirkpatrick & Lockhart Nicholson Graham LLP, shall provide a oral report to counsel to the Trust, Dechert LLP, and counsel to the Trustees of the Trust who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, Morgan Lewis & Bockius LLP, regarding the findings and/or results of a forensic investigation of the Acquired Fund conducted by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, for the Audit Committee of the Acquired Fund in accordance with an engagement letter dated June 9, 2005. Such oral report shall reflect accurately and completely, in all material respects, the oral findings and/or results presented to the Audit Committee of the Acquired Fund by Deloitte & Touche LLP and counsel to the Acquired Fund Company will make a representation in writing to that effect.

8.10. The Assets shall not include any assets that the Acquiring Fund, by reason of limitations contained in its Declaration of Trust, by-laws or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1. The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund Company and its Directors and officers and the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of

20

reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Company and its Directors or officers, or the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, Acquiring Fund or the Board of Trustees of the Trust of any of the representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust, the Acquiring Fund or the Trustees, officers or employees of the Acquiring Fund prior to the Closing Date pertaining to the Acquiring Fund’s representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Trust (or the Acquiring Fund) is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2. Acquired Fund Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund Company, Acquired Fund or the Board of Directors of the Acquired Fund Company pursuant to any applicable liability insurance policies or indemnification agreements (but excluding payments made to the Independent Directors under applicable liability insurance policies)) agrees to indemnify and hold harmless the Trust, its Trustees and officers and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust, its Trustees or officers, or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund Company, the Acquired Fund or its Board of Directors (acting as members of a board of directors of a fund and not individually) of any of the representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed prior to the Closing Date by the Acquired Fund Company, the Acquired Fund or the Board of Directors (acting as members of a board of directors of a fund and not individually), current officers or employees of the Acquired Fund Company pertaining to Acquired Fund Company’s and Acquired Fund’s representations, warranties, covenants or agreements, as set forth in this Agreement, provided that such indemnification by Acquired Fund Company (or the Acquired Fund) is not (a) in violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKERAGE FEES AND EXPENSES

10.1. The Trust, on behalf of the Acquiring Fund, and Acquired Fund Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2. Except as provided below, the expenses relating to the Reorganization will be split between the Acquired Fund and Munder Capital Management with the Acquired Fund paying 40% of such expenses and Munder Capital Management paying 60% of such expenses. Notwithstanding the foregoing, (a) the fees and expenses charged by Dechert LLP shall be borne solely by Munder Capital Management, (b) the fees and expenses of Kirkpatrick & Lockhart

21

Nicholson Graham LLP and counsel to the Independent Directors shall be borne solely by the Acquired Fund, and (c) in no event will Munder Capital Management be obligated to pay fees expenses relating to the Reorganization (excluding those of Dechert LLP) in excess of seventy-five thousand dollars ($75,000). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders’ meeting pursuant to paragraph 5.2. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Trust and Acquired Fund Company agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing. Notwithstanding the above, no representation, warranty or covenant contained in this Agreement shall survive longer than the period of the tail insurance policy required by Section 7.6.

12. TERMINATION

This Agreement may also be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(a) by mutual written agreement of the parties;

(b) by the Acquired Fund Company by written notice to the Trust if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Acquired Fund Company; or

(c) by the Trust by written notice to the Acquired Fund Company if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by the Trust.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Acquired Fund Company and the Trust.

22

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Trust, at the address of the Trust set forth in the preamble to this Agreement, in each case to the attention of Stephen J. Shenkenberg and with a copy to Dechert LLP, 1775 I Street, NW, Washington, DC 20006, attn.: Jane A. Kanter;

If to Acquired Fund Company, at the address of Acquired Fund Company set forth in the preamble to this Agreement, in each case to the attention of Dana Smith, Acting President of the Acquired Fund Company and with a copy to Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, NY 10022, attn: Beth R. Kramer.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.3. The obligations of the Trust and the Acquiring Fund entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust or the Acquiring Fund personally, but bind only the assets of the Trust and all persons dealing with any series or fund of the Trust, such as the Acquired Fund, must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

23

15.4. Pursuant to Rule 145 under the 1933 Act, the Acquired Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNDER INTERNET FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO MUNDER INTERNET FUND, SUCH REGISTRATION IS NOT REQUIRED;”

and, further, the Acquired Fund will issue stop transfer instructions to its transfer agent with respect to such Acquired Fund Shares.

[Remainder of Page Intentionally Left Blank]

24

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or any officer.

MUNDER SERIES TRUST		AMERINDO FUNDS INC.
on behalf of its series,		on behalf of its series,
Munder Internet Fund		Amerindo Technology Fund

By:	/s/ Stephen J. Shenkenberg	By:	/s/ Dana E. Smith
Name:	Stephen J. Shenkenberg	Name:	Dana E. Smith
Title:	Vice President and Secretary	Title:	Acting President

With respect to paragraph 10.2 of this Agreement, accepted and acknowledged by:

MUNDER CAPITAL MANAGEMENT

By:	/s/ Peter K. Hoglund
Name:	Peter K. Hoglund
Title:	Managing Director and Chief Administrative Officer

25

EXHIBIT B

PROPOSED INVESTMENT ADVISORY AGREEMENT

AMERINDO FUNDS INC.

AGREEMENT, made this      day of                     , 2005, among Amerindo Funds Inc. (“Company”), on behalf of the Amerindo Technology Fund (“Fund”), and Munder Capital Management (“Advisor”), a Delaware partnership.

WHEREAS, the Company is a Maryland corporation which is authorized to issue shares of the Fund and the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Company wishes to retain the Advisor to furnish certain investment advisory services to the Fund and the Advisor is willing to furnish such services; and

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company and the Advisor as follows:

1. Appointment

The Company hereby appoints the Advisor to act as investment adviser to the Fund for the period and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2. Services as Investment Advisor

Subject to the general supervision and direction of Boards of Directors of the Company (“Board”), the Advisor will: (a) provide overall investment management to the Fund in accordance with the Fund’s investment objective and policies as stated in the Fund’s Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time; (b) cause investment decisions for the Fund to be made; (c) oversee the placement of purchase and sale orders on behalf of the Fund; (d) employ professional portfolio managers and securities analysts to provide research services to the Fund; (e) maintain books and records with respect to the Fund’s securities transactions; and (f) provide periodic and special reports to the Board, as requested. In providing those services, the Advisor will provide the Fund with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

1

The Advisor further agrees that, in performing its duties hereunder, it will:

(a) comply with the 1940 Act and all rules and regulations thereunder and under the Advisers Act, the Internal Revenue Code of 1986, as amended (“Code”), and all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Board;

(b) use reasonable efforts to manage the Fund so that it will qualify and continue to qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c) maintain books and records with respect to the Fund’s securities transactions, render to the Board such periodic and special reports as the Board may reasonably request, and keep the Board informed of developments materially affecting the Fund’s portfolio;

(d) make available to the Company’s administrator and, as appropriate, the Company promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the administrator and the Company in its compliance with applicable laws and regulations. The Advisor will furnish the Board with such periodic and special reports regarding the Fund as they may reasonably request; and

(e) immediately notify the Company in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Advisor further agrees to notify the Company immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Company’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. Documents

The Company has each delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

(a) certified resolution of the Board authorizing the appointment of the Advisor and approving the form of this Agreement;

(b) the Registration Statements describing the Fund as filed with the SEC and any amendments thereto; and

(c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statements described above.

4. Brokerage

In selecting brokers or dealers to execute transactions on behalf of the Fund, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition

2

and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts or investment companies over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Company that the Advisor have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions.

5. Records

The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Fund by the 1940 Act. The Advisor further agrees that all records which it maintains for the Fund are the property of the Fund and the Advisor will promptly surrender any of such records upon request.

6. Standard of Care

The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to the Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term “Advisor” shall include any officers, directors, employees, or other affiliates of the Advisor performing services with respect to the Fund.

7. Indemnification

(a) The Advisor agrees to indemnify and hold harmless the Company, any affiliated person of the Company, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls (“controlling person”) the Company (all of such persons being referred to as “Company Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Company Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Advisor’s responsibilities to the

3

Company, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Advisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Advisor, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Advisor and contained in the registration statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Advisor and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Advisor or the Company or to any affiliated person of the Advisor by a Company Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Company Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 6 of this Interim Agreement, the Company agrees to indemnify and hold harmless the Advisor, any affiliated person of the Advisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Advisor (all of such persons being referred to as “Advisor Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Advisor Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the past or current activities of the Company, its prior investment adviser and any affiliated persons, employees or representatives of the Company or its prior investment adviser (“Company Affiliated Persons”), which may be based on: (1) any misfeasance, malfeasance, or nonfeasance by Company Affiliated Persons acting on behalf of the Company or its prior investment adviser, (2) a failure to comply with paragraph 2(b) of this Agreement, or (3) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Company or any Company Affiliated Persons and was required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no case shall the indemnity in favor of an Advisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. Compensation

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Advisor a fee at the annual rate of 1.00% of the average daily net assets of the Fund. The fee shall be computed and accrued daily and payable monthly. For purposes of determining fees payable in this manner, the value of the Fund’s average daily net assets shall be computed at the times and in the manner specified in the Fund’s Prospectus or Statement of Additional Information.

9. Expenses

The Advisor will bear all expenses in connection with the performance of its services under this Agreement and will bear the costs and expenses payable to Sub-Advisors under any Sub-Advisory Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: taxes;

4

interest; brokerage fees and commissions, if any; fees of the members of its Board who are not officers, directors or employees of the Advisor or any Sub-Advisor; SEC and state blue sky fees and expenses; charges of any administrator, sub-administrator, fund accountant, custodian, transfer agent or dividend disbursing agent; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service, costs of preparing and printing Prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers and the members of the Board; and any extraordinary expenses.

10. Services to Other Companies or Accounts

The investment advisory services of the Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in activities so long as its services hereunder are not impaired thereby.

11. Duration and Termination

This Agreement shall become effective on the date first written above, provided that it shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund’s outstanding voting securities and shall continue in effect with respect to the Fund, unless sooner terminated, as provided herein, for two years from the initial approval date for the Fund and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice by the Board or by vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or upon ninety (90) days’ written notice by the Advisor. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

12. Amendment

No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement with respect to the Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Board, including a majority of Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

5

13. Cooperation

Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Company or any Company Affiliated Person.

14. Use of Name

It is understood that the name “Munder” or any derivative thereof or logo associated with that name is the valuable property of the Advisor and/or its affiliates, and that the Company has the right to use such name (or derivative or logo) only in offering materials of the Company with the approval of the Advisor and only so long as the Advisor is the investment adviser to the Fund. Upon termination of this Agreement, the Company shall forthwith cease to use such name (or derivative or logo).

15. Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

(e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

(f) Notices of any kind to be given to the Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, Attn: Stephen J. Shenkenberg, or at such other address or to such individual as shall be specified by the Advisor. Notices of any kind to be given to the Company by the Advisor shall be in writing and shall be duly given if mailed or delivered to Amerindo Funds Inc., c/o Kirkpatrick & Lockhart Nicholson Graham LLP, 599 Lexington Avenue, New York, New York 10022, Attn: Beth R. Kramer, or at such other address or to such individual as shall be specified by the Company.

6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

AMERINDO FUNDS INC.

By:
Name:
Title:

MUNDER CAPITAL MANAGEMENT

By:
Name:
Title:

7